SCHEDULE 14A

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PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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STATE FARM MUTUAL FUND TRUST

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STATE FARM MUTUAL FUND TRUST

April 22, 2005

Dear Shareholder:

A special meeting of shareholders of the State Farm Mutual Fund Trust (the “Trust”) will be held June 17, 2005, at 8:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois (the “Meeting”). Shareholders are entitled to vote on proposals to elect the Board of Trustees, to approve a manager of managers structure for fourteen of the fifteen investment portfolios within the Trust, to approve a material amendment to the existing advisory agreement between State Farm Investment Management Corp. (the “Manager”) and the Trust, and to approve two new sub-advisory agreements.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF THE TRUST AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

The enclosed proxy statement describes the proposals in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

President and Trustee

State Farm Mutual Fund Trust

IMPORTANT INFORMATION FOR STATE FARM MUTUAL FUND TRUST SHAREHOLDERS

At a special shareholder meeting on June 17, 2005, you will be asked to approve several proposals. Although we recommend that you carefully read the proxy statement that describes the proposals in detail, we have prepared the following “Questions & Answers” for your convenience.

The Board of Trustees (the “Board”) of State Farm Mutual Fund Trust (the “Trust”) has unanimously determined that the proposals are in the best interests of the Trust and urges you to vote in favor of each applicable proposal.

Q.	WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?

A.	The Trust’s Board called a special shareholder meeting for June 17, 2005 (the “Meeting”), at which shareholders will be asked to vote on four different proposals related to the Trust’s 15 separate investment portfolios (the “Funds”).

Q.	WHY SHOULD A SHAREHOLDER VOTE? WHAT HAPPENS IF HE OR SHE DOESN’T VOTE?

A.	A vote is an opportunity for a shareholder to decide how the Trust is managed. A proxy that is not voted will not be counted as either for or against the proposals.

Q.	HOW DOES A SHAREHOLDER VOTE?

A.	You may vote by mailing your completed proxy card in the enclosed postage paid envelope, by using the Internet or you may vote by phone (see enclosed instructions for Internet or phone voting). You also may vote in person at the Meeting.

Q.	WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE PROPOSED CHANGES?

A.	No. However, the costs associated with the Meeting, which State Farm Investment Management Corp. (the “Manager”) has estimated will total $383,097, will be borne by the Funds. These costs are estimated to be approximately $0.00107 per share.

Q.	WHAT ARE THE FOUR PROPOSALS TO BE ADDRESSED AT THE MEETING?

A.
1.	Electing a Board of Trustees for the Trust.

2.	Approving manager of manager’s authority for 14 Funds of the Trust. With manager of managers authority, the Manager, the Trust’s

i

investment adviser, with the Board’s approval, can hire or change investment sub-advisers for the impacted Funds without seeking approval from the Fund’s shareholders. This in turn should reduce costs for Fund shareholders and increase the Manager’s flexibility in overseeing the Trust’s investment sub-advisers.

3.	Approving a sub-advisory agreement between the Trust, the Manager and Capital Guardian Trust Company (“Capital Guardian”) for the Trust’s Equity Fund portfolio.

4.	Approving changes to the manner in which the Trust’s Small Cap Index Fund and International Index Fund pursue their investment objectives. These changes involve shareholders’ approving a change to the existing Investment Advisory and Management Services Agreement between the Trust and the Manager, and approving an Investment Sub-Advisory Agreement between the Trust, the Manager and Northern Trust Investments, N.A. (“Northern Trust”) for the Small Cap Index Fund and the International Index Fund.

Q.	WHY ARE THESE CHANGES BEING RECOMMENDED?

A.	If adopted, Proposal 2 may help the Funds operate more efficiently by affording additional flexibility to the Manager to hire and replace investment sub-advisers. If Proposals 3 and 4 are adopted by shareholders, the Equity Fund, Small Cap Index Fund and the International Index Fund each will be managed by a new investment sub-adviser.

Proposal 1—Electing a Board of Trustees for the Trust

Q.	WHO CURRENTLY SERVES ON THE BOARD?

A.	The current seven members of the Board include Thomas M. Mengler, James A. Shirk, Victor J. Boschini, David L. Vance, Donald A. Altorfer, Edward B. Rust, Jr. and Michael L. Tipsord.

Q.	WHY IS THE BOARD RECOMMENDING THAT SHAREHOLDERS ELECT A NEW BOARD?

A.	Federal securities laws require that at least two-thirds of the members of the Board must have been elected by shareholders. Six of the seven (86%) current members of the Board have been elected by shareholders. By asking shareholders to elect a new Board, the Manager and the Board hope to increase the percentage of Board members who have been elected by shareholders to 100%. The Board also is seeking to elect a new independent trustee.

Q.	WHAT ARE THE ROLES OF THE BOARD AND THE MANAGER?

A.	The Board is responsible for managing the Trust’s business and affairs, including approving service providers to the Trust, such as the Trust’s investment adviser, distributor and transfer agent. The Manager as investment adviser is responsible for providing an investment program for each Fund and implementing that program. The Manager also acts as the Trust’s transfer agent by maintaining shareholder records and accounts.

Proposal 2—Approving Manager of Managers Authority for 14 series of Mutual Fund Trust

Q.	WHAT IS MANAGER OF MANAGERS AUTHORITY?

A.	Under the Trust’s current structure, the Manager serves as the investment adviser for each Fund within the Trust. Currently, for two of the Funds within the Trust, the Manager has hired an investment sub-adviser to manage the assets of those Funds. If the Manager believes that a sub-adviser should be changed, then the Manager makes a recommendation to the Board, and the Board seeks shareholder approval by convening a shareholder meeting seeking approval of the sub-adviser. Manager of managers authority would allow the Manager, with the Board’s approval, to make changes to Fund sub-advisers without holding a shareholder meeting. This would give the Board increased flexibility and eliminate a Fund’s expense of holding shareholder meetings whenever the Board and the Manager seek to hire or replace a sub-adviser. The Manager will monitor each sub-adviser’s performance and make recommendations to the Board about whether its sub-advisory agreement should be continued, modified or terminated. The Board has determined that the manager of managers structure is in the best interest of the shareholders of the affected Funds.

Proposals 3 and 4—

•	Approving a sub-advisory agreement between State Farm Mutual Fund Trust, the Manager and Capital Guardian for the Equity Fund portfolio of Mutual Fund Trust, and

•	Approving an amendment to the Investment Advisory and Management Services Agreement between the Manager and the Trust, and approving an investment sub-advisory agreement between the Trust, the Manager and Northern Trust for the Small Cap Index Fund and the International Index Fund.

Q.	WHAT IS AN INVESTMENT SUB-ADVISER?

A.	An investment sub-adviser is a company that under the supervision of a mutual fund’s board and investment adviser provides investment management services to a fund for a fee. Investment management services include selecting the portfolio securities that a Fund will purchase and sell, and taking steps to implement those recommendations.

Q.	WHY IS THE BOARD ASKING SHAREHOLDERS TO APPROVE THE HIRING OF CAPITAL GUARDIAN AS SUB-ADVISER TO THE TRUST’S EQUITY FUND PORTFOLIO?

A.	The Manager, who currently provides an investment program for the Equity Fund, has advised the Board that Capital Guardian can provide satisfactory, long-term investment results for the Equity Fund and its shareholders.

Q:	HOW WILL APPOINTING CAPITAL GUARDIAN AS SUB-ADVISER IMPACT MY INVESTMENT IN THE STATE FARM EQUITY FUND?

A:	The Manager and Board believe that Capital Guardian’s investment philosophy and process will be similar to that currently employed by the Manager. The Manager also believes that after Capital Guardian begins providing investment sub-advisory services, the Equity Fund should exhibit similar risk/return characteristics as previously experienced, although there can be no guarantees. There will be no change in the management fees or expense ratio paid by Equity Fund shareholders as a result of this change.

Q.	WHY IS THE BOARD AND THE MANAGER RECOMMENDING THAT NORTHERN TRUST BE APPOINTED AS SUB-ADVISER FOR THE TRUST’S INTERNATIONAL INDEX AND SMALL CAP INDEX FUNDS?

A.	The Small Cap Index Fund and the International Index Fund currently invest all of their assets into two separate series of Master Investment Portfolio, which series are named the Russell 2000 Index Master portfolio and the International Index Master Portfolio. Barclays Global Fund Advisors (“Barclays”) is the investment adviser to Master Investment Portfolio. Barclays has decided to discontinue offering the Russell 2000 Index Master Portfolio and to discontinue offering the International Index Master Portfolio. In light of Barclays’ decision, the Board is recommending that the Small Cap Index Fund and the International Index Fund cease operating as feeder funds and move to a sub-advisory relationship with Northern Trust.

Q:	WHAT IMPACT WILL THIS HAVE ON MY INVESTMENT IN THE STATE FARM INTERNATIONAL INDEX OR SMALL CAP INDEX FUND?

A:	The Manager and the Board believe that the investment philosophy and process proposed to be utilized by Northern Trust will be similar to that employed by the Russell 2000 Index Master Portfolio and the International Index Master Portfolio. They also believe that the Small Cap Index Fund and the International Index Fund should exhibit similar risk/return characteristics as experienced in the past, although there can be no guarantees. If shareholders approve Proposal 4, there will be no change in total annual fund operating expenses of the Small Cap Index Fund or the International Index Fund, nor will there be any adverse tax ramifications resulting from this change.

v

STATE FARM MUTUAL FUND TRUST

One State Farm Plaza, Bloomington, Illinois 61710

Telephone 800-447-0740

Notice of Special Meeting of Shareholders

June 17, 2005

To shareholders of State Farm Mutual Fund Trust:

A special meeting of shareholders of State Farm Mutual Fund Trust (the “Trust”) will be held at One State Farm Plaza, Bloomington, Illinois, on June 17, 2005, at 8:00 a.m., Central time (the “Meeting”). The Meeting will be held for the following purposes:

1.	To elect a Board of Trustees;

2.	To authorize a “manager of managers” structure for fourteen of the Trust’s fifteen separate investment portfolios.

3.	To approve an amendment to the sub-advisory agreement between the Trust, State Farm Investment Management Corp. (the “Manager”) and Capital Guardian Trust Company (“Capital Guardian”) appointing Capital Guardian as the sub-adviser to the Equity Fund portfolio of the Trust;

4.	To approve an amendment to the advisory agreement between the Manager and the Trust related to the Small Cap Index Fund and the International Index Fund portfolios of the Trust, and to approve a sub-advisory agreement between the Trust, the Manager and Northern Trust Investments, N.A. (“Northern Trust”) appointing Northern Trust as sub-adviser to the Small Cap Index Fund and the International Index Fund;

5.	To transact any other business that properly comes before the meeting.

As a shareholder of record of the Trust at the close of business on April 14, 2005, you have the right to vote your shares for one or more of the proposals to be addressed at the Meeting. To assist you in voting your shares, we have attached to this Notice a Proxy Statement describing the matters to be voted upon at the Meeting or any adjournment(s) thereof.

Jon Farney

Secretary

April 22, 2005

STATE FARM MUTUAL FUND TRUST

Proxy Statement

for a Special Meeting of Shareholders

to be held on June 17, 2005

Introduction

SUMMARY OF PROPOSALS

This proxy statement explains the items you will be asked to vote on at the special meeting of the shareholders of State Farm Mutual Fund Trust (the “Trust”) to be held at 8:00 a.m., Central time, on June 17, 2005, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Meeting”). This proxy statement was first mailed to shareholders on or about April 22, 2005. This proxy solicitation is made by the Trust’s Board of Trustees (the “Board” or the “Trustees”).

At the Meeting, shareholders are being asked to vote on four Proposals – (1) to elect a Board of Trustees; (2) to adopt a “manager of managers” structure for fourteen of the Trust’s fifteen separate investment portfolios (each of the Trust’s fifteen investment portfolios referred to as a “Fund” or collectively the “Funds”); (3) to approve an amendment to the sub-advisory agreement between the Trust, the Manager and Capital Guardian Trust Company (“Capital Guardian”) appointing Capital Guardian as the investment sub-adviser to the Equity Fund; (4) to approve an amendment to the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (the “Manager”), investment adviser to the Trust, and the Trust related to the Small Cap Index Fund and the International Index Fund portfolios of the Trust, and to approve a sub-advisory agreement between the Trust, the Manager and Northern Trust Investments, N.A. (“Northern Trust”) appointing Northern Trust as investment sub-adviser to the Small Cap Index Fund and the International Index Fund. Each of these proposals is discussed thoroughly in this proxy statement. We urge you to read this proxy statement carefully.

Proposal	Fund
	Equity Fund	Small Cap Equity Fund	International Equity Fund	S&P 500® Index Fund	Small Cap Index Fund	International Index Fund
1. Elect a Board of Trustees	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds

2. Adopt manager of managers structure	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level

3. Approve an amendment to the sub-advisory agreement with Capital Guardian	Voting combined at Fund level	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.

4. Approve an amendment to the advisory agreement and to approve a sub-advisory agreement between the Trust, the Manager and Northern Trust	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	Voting combined at Fund level	Voting combined at Fund level

Proposal	Fund
	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath® Income Fund	LifePath 2010® Fund
1. Elect a Board of Trustees	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds

2. Adopt manager of managers structure	N/A. This Fund is not being asked to vote on this proposal.	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level

3. Approve an amendment to the sub-advisory agreement with Capital Guardian	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.

4. Approve an amendment to the advisory agreement and to approve a sub-advisory agreement between the Trust, the Manager and Northern Trust	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.

Proposal	Fund
	LifePath 2020® Fund	LifePath 2030® Fund	LifePath 2040® Fund
1. Elect a Board of Trustees	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds	Voting combined with the other fourteen Funds

2. Adopt manager of managers structure	Voting combined at Fund level	Voting combined at Fund level	Voting combined at Fund level

3. Approve an amendment to the sub-advisory agreement with Capital Guardian	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.

4. Approve an amendment to the advisory agreement and to approve a sub-advisory agreement between the Trust, the Manager and Northern Trust	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.	N/A. This Fund is not being asked to vote on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL THE PROPOSALS.

PROPOSAL 1

Election of the Board of Trustees

Introduction. Shareholders are being asked to elect each of the eight nominees described below as trustees of the Trust. Each of these eight nominees has agreed to be named as a nominee. If elected, each of the nominees has agreed to serve as a trustee of the Trust. Trustees elected at the Meeting will serve as trustees of the Trust until the next meeting of shareholders called for the purpose of electing trustees when their successors are elected and qualified, or until each sooner dies, resigns, becomes incapacitated or is removed by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by vote of two-thirds of the trustees then in office. If the Trust’s shareholders elect the eight nominees as trustees of the Trust, the terms of those persons’ service as trustees of the Trust will begin on different days. In the case of all nominees other than Mr. Alan Latshaw, the term of each nominee’s service as a member of the Board of Trustees will begin as soon as the person is elected at the Meeting. If Mr. Latshaw is elected as a trustee of the Trust, his term will begin on July 1, 2005.

Seven of these eight individuals currently serve on the Board. The Trust’s Committee of Independent Trustees is responsible for nominating individuals to become trustees of the Trust who are not interested persons of the Trust (“Independent Trustees”) as defined by Section 2(a)(19) of the Investment Company Act of 1940 (“40 Act”). The Committee of Independent Trustees includes as its members each Independent Trustee of the Trust. On March 18, 2005, the Trust’s Committee of Independent Trustees nominated Mr. Alan Latshaw to be considered for election as a trustee of the Trust at the Meeting.

Federal securities laws require that at least two-thirds of the members of the Board must have been elected by shareholders. Six of the seven (86%) of the current members of the Board have been elected by shareholders. By asking shareholders to elect a new Board, the Manager and the Board hope to increase the percentage of Board members who have been elected by shareholders to 100%. The Board also is seeking to elect a new Independent Trustee.

The following table provides information about the individuals who are standing for election as trustees and provides information about officers of the Trust.

Information about the Independent Trustees and a nominee who are standing for election as trustees:

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Thomas M. Mengler, 1000 LaSalle Ave. Minneapolis, MN 55403 Age 51	Trustee	Began service in 2000 and serves until successor is elected or appointed.	Dean and Professor of Law—University of St. Thomas School of Law (since 6/2002); Dean—University of Illinois College of Law (before 6/2002); Trustee—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None

James A. Shirk, 103 North Robinson Bloomington, Illinois 61701 Age 60	Trustee	Began service in 2000 and serves until successor is elected or appointed.	Director and President—Beer Nuts, Inc. (manufacturer of snack foods); Trustee—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None

Victor J. Boschini, Office of the Chancellor Box # 297080 Fort Worth, TX 76129 Age 48	Trustee	Began service in 2001 and serves until successor is elected or appointed.	Chancellor (since 2003)—Texas Christian University; President (before 2003)—Illinois State University; Trustee—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
David L. Vance, 100 N.E. Adams St. Peoria, Illinois 61629 Age 52	Trustee	Began service in 2001 and serves until successor is elected or appointed.	President —Caterpillar University; Chief Economist and Manager of the Business Intelligence Group—Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); Trustee—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None

Donald A. Altorfer, 4200 Rodger Street Springfield, Illinois 62703 Age 61	Trustee	Began service in 2001 and serves until successor is elected or appointed.	Chairman—Altorfer, Inc. (dealer in heavy equipment and earth-moving machinery); Trustee—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None

Alan R. Latshaw 4703 Oakwood Avenue Downers Grove, Illinois 60515 Age 53	None	N/A	Retired (since 12/2003); Partner—Ernst & Young, LLP (public accounting firm) (6/2002 - 12/2003); Partner—Arthur Andersen (public accounting firm) (before 6/2002).	25	None

Information about trustees who are interested persons of the Trust as defined in Section 2(a)(19) of the 40 Act (“Interested Trustees”) and who are standing for election as trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Edward B. Rust, Jr.*, One State Farm Plaza, Bloomington, Illinois 61710 Age 54	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	Chairman of the Board, Chief Executive Officer, and Director—State Farm Mutual Automobile Insurance Company; President and Director—State Farm VP Management Corp., State Farm Investment Management Corp.; President and Trustee—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	Director— McGraw-Hill Corporation; Director— Caterpillar, Inc.; Director— Helmerich & Payne, Inc.

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Michael L. Tipsord*, One State Farm Plaza, Bloomington, Illinois 61710 Age 45	Trustee, Senior Vice President and Treasurer	Began service in 2002 as a Trustee of the Trust, and serves until successor is elected or appointed.	Vice Chairman (since 12/2004), Senior Vice President and Treasurer (12/2002-12/2004), Chief Financial Officer, (since 9/2002), Vice President and Treasurer (7/2001- 12/2002), and Vice President and Assistant Treasurer (before 7/2001)—State Farm Mutual Automobile Insurance Company; Director, Senior Vice President and Treasurer (since 12/2002), Vice President and Assistant Secretary-Treasurer (6/2001 - 12/2002) and Assistant Secretary-Treasurer (before 6/2001)—State Farm Investment Management Corp., State Farm VP Management Corp.; Trustee, Senior Vice President and Treasurer (since 12/2002); Vice President and Assistant Secretary-Treasurer (6/2001-12/2002) and Assistant Secretary-Treasurer (before 6/2001)—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	25	None

*	Messrs. Rust and Tipsord are Interested Trustees because each is (i) an officer of the Trust, (ii) a director of the Manager, (iii) a director of State Farm VP Management Corp. (“Management Corp.”), the Trust’s distributor, (iv) an officer of the Manager, and (v) an officer of Management Corp.

Information about other Trust officers

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Jack W. North, One State Farm Plaza, Bloomington, Illinois 61710 Age 57	Senior Vice President	Began service in 2001 and serves until removed.

Senior Executive Vice President—Financial Services (since 2004), Executive Vice President—

Financial Services (2001-2004) and Senior Vice President (before 2001)—State Farm Mutual Automobile Insurance Company; Senior Vice President and Director (since 2001)—State Farm Investment Management Corp., State Farm VP Management Corp.; Senior Vice President (since 2001)—State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

				N/A	N/A

Paul N. Eckley, One State Farm Plaza, Bloomington, Illinois 61710 Age 50	Senior Vice President	Began service in 2000 and serves until removed.	Senior Vice President— Investments—State Farm Mutual Automobile Insurance Company; Senior Vice President—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
Susan D. Waring, One State Farm Plaza, Bloomington, Illinois 61710 Age 55	Vice President	Began service in 2000 and serves until removed.	Executive Vice President (since 2004), Senior Vice President, (2001-2004), and Chief Administrative Officer (since 2001)—State Farm Life Insurance Company; Vice President (before 2001) State Farm Mutual Automobile Insurance Company; Senior Vice President and Director (since 2001)—State Farm VP Management Corp.; Vice President—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Donald E. Heltner, One State Farm Plaza, Bloomington, Illinois 61710 Age 57	Vice President	Began service in 2000 and serves until removed.	Vice President—Fixed Income—State Farm Mutual Automobile Insurance Company; Vice President—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held
John S. Concklin, One State Farm Plaza, Bloomington, Illinois 61710 Age 58	Vice President	Began service in 2000 and serves until removed.

Vice President— Common Stocks—State Farm Mutual Automobile Insurance Company; Vice

President—State Farm Investment Management Corp., State Farm Variable

Product Trust, State Farm Associates’ Funds Trust.

				N/A	N/A

Phillip G. Hawkins, Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President	Began service in 2003 and serves until removed.	Vice President—Securities Products (since 8/2003); Executive Assistant (11/2002-8/2003); Director—Strategic Resources (before 11/2002)—State Farm Mutual Automobile Insurance Company; Vice President (since 2003)—State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held

David R. Grimes, Three State Farm Plaza, Bloomington, Illinois 61791 Age 62	Chief Compliance Officer, Vice President and Secretary	Began service in 2000 and serves until removed and successor is appointed.

Chief Compliance Officer (since 6/2004)—State Farm Variable Product Trust, State Farm Associates’ Funds Trust; Assistant Vice President (before 6/2004)—State Farm Mutual Automobile Insurance Company; Vice President and Secretary—State Farm Investment Management

Corp., State Farm VP Management Corp., State Farm Variable Product

Trust, State Farm Associates’ Funds Trust.

				N/A	N/A

What purpose does the Board serve and how many times during the Trust’s most recent fiscal year did the Board meet? The Board is responsible for managing the business and affairs of the Trust. During the Trust’s fiscal year ending December 31, 2004, the Board met four times, and each incumbent trustee attended at least 75% of the regular meetings of the Board.

Beneficial Ownership. The following table shows certain information regarding the beneficial ownership of shares of each Fund as of February 28, 2005, by each trustee and nominee and by all trustees, nominees and executive officers of the Trust as a group:

Name	Fund	No. of Shares	Percentage of Outstanding Shares Held
Edward B. Rust, Jr. (Interested Trustee)	None	None	N/A
Michael L. Tipsord (Interested Trustee)	State Farm Small Cap Equity Fund—Class A	21,555	*
Michael L. Tipsord	State Farm International Equity Fund—Class A	758	*
Thomas M. Mengler (Independent Trustee)	None	None	N/A

Name	Fund	No. of Shares	Percentage of Outstanding Shares Held
James A. Shirk (Independent Trustee)	None	None	N/A
Victor J. Boschini (Independent Trustee)	None	None	N/A
David L. Vance (Independent Trustee)	State Farm Equity Fund—Class A	3,784	*
David L. Vance	State Farm S&P 500 Index Fund—Class A	1,223	*
David L. Vance	State Farm Small Cap Index Fund—Class A	872	*
Donald A. Altorfer (Independent Trustee)	State Farm Money Market Fund—Class A	11,033	*
Alan R. Latshaw (Nominee-Independent Trustee)	None	None	N/A
Trustees, Nominees and Executive Officers as a group	State Farm Equity Fund—Class A	6,219	*
“ ”	State Farm Small Cap Equity Fund—Class A	22,011	*
“ ”	State Farm International Equity Fund—Class A	8,144	*
“ ”	State Farm S&P 500 Index Fund—Class A	3,900	*
“ ”	State Farm Small Cap Index Fund—Class A	872	*
“ ”	State Farm Money Market Fund—Class A	11,033	*
“ ”	State Farm LifePath 2040 Fund—Class	53	*

*	Less than 1% of the class of shares owned.

More than 5% Owners. The following table shows certain information for shareholders of the Trust who beneficially own more than 5% of a Class of the Fund’s outstanding shares as of February 28, 2005:

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Small Cap Equity Fund— Class A	State Farm Mutual Automobile Insurance Company (“Auto Company”) 1 State Farm Plaza, Bloomington, IL 61710-0001	1,896,238.2310	30%
International Equity Fund— Class A	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,844,426.6780	49%
Small Cap Index Fund— Class A	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,075,447.6730	19%
International Index Fund— Class A	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,878,963.1520	29%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Equity and Bond Fund— Class A	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,296,143.6680	21%
Bond Fund— Class A	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,435,903.5590	12%
Tax Advantaged Bond Fund— Class A	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,748,086.0250	44%
Equity Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,002,366.1760	19%
Small Cap Equity Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,504,133.0280	61%
International Equity Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,529,065.7420	80%
S&P 500 Index Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,512,548.2760	18%
Small Cap Index Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,558,433.2930	47%
International Index Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,519,843.4740	65%
Equity and Bond Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,619,077.9810	43%
Bond Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,692,588.9160	32%
Tax Advantaged Bond Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	2,734,410.5620	87%
Money Market Fund— Class B	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	5,215,292.9500	88%
Equity Fund— Institutional Class	State Farm Mutual Fund Trust— 1 State Farm Plaza, Bloomington, IL 61701-0001	12,013,444.4660	87%
Small Cap Equity Fund— Institutional Class	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	265,176.1520	23%
Bond Fund— Institutional Class	State Farm Mutual Fund Trust— 1 State Farm Plaza, Bloomington, IL 61701-0001	6,332,406.9700	88%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
Tax Advantaged Bond Fund—Institutional Class	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	9,940.6660	59%
Money Market Fund— Institutional Class	Patricia White— 3800 Curt Drive, Arlington, TX 76016-3105	675,970.8900	6%
Money Market Fund— Institutional Class	Richard Galt— 9367 W. Sample Road, Coral Springs, FL 33065	612,624.4700	6%
Money Market Fund— Institutional Class	Dorothy Sherron— 300 Curryer Road, Middletown, OH 45042	747,390.8400	7%
LifePath Income Fund— Institutional Class	Dolores L. Ott— 28 Crestview Avenue, Madison, NJ 07940	75,915.1030	11%
LifePath 2010 Fund— Institutional Class	Philip Riehl— 6700 Vendome Terrace, Bethesda, MD 20817	97,608.6850	6%
International Equity— Institutional Class	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	339,326.5880	48%
S&P 500 Index Fund— Institutional Class	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	623,403.5490	13%
Small Cap Index Fund— Institutional Class	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	240,331.0050	12%
International Index Fund— Institutional Class	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	329,005.4380	26%
Equity Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	129,035.2580	91%
Small Cap Equity Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	93%
International Equity Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	94%
S&P 500 Index Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	116,009.2810	55%
S&P 500 Index Fund— Class R-1	Sacramento Rebar— 5072 Hillsdale Circle #200, El Dorado Hills, CA 95762	17,881.1460	8%
Small Cap Index Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	77%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
International Index Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	82%
International Index Fund— Class R-1	Armand Ruby, Ind. K— 1032 Morris Circle, Woodland, CA 95776	8,597.7560	6%
Equity and Bond Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	88%
Bond Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	75%
Bond Fund— Class R-1	Sacramento Rebar— 5072 Hillsdale Circle #200, El Dorado Hills, CA 95762	7,765.4390	6%
Money Market Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,000,000.0000	66%
Money Market Fund— Class R-1	Cabinet Works, Inc.— 2370 Maggio Circle. Suite 5, Lodi, CA 95240	123,400.0300	8%
LifePath Income Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	9,132.4200	68%
LifePath Income Fund— Class R-1	Ethel G. Henderson— P.O. Box 720785, Pinon Hills, CA 92372	911.5770	6%
LifePath 2010 Fund— Class R-1	Food Service Tech.— 5706-D General Washington Dr., Alexandria, VA 22312	2,071.4420	7%
LifePath 2010 Fund— Class R-1	Sterling Codifiers, Inc— 7600 N. Mineral Dr. Suite 200, Coeur d’Alene, ID 83815	1,891.0190	6%
LifePath 2010 Fund— Class R-1	Eve Hardin International— 2914 Thomas Avenue, Dallas, TX 75204	2,351.9160	8%
LifePath 2010 Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,795.0750	31%
LifePath 2010 Fund— Class R-1	Leader Electric Inc.— 3207 Malinda Drive, Bristol, PA 19007	1,740.6440	6%
LifePath 2020 Fund— Class R-1	Sterling Codifiers, Inc— 7600 N. Mineral Dr. Suite 200, Coeur d’Alene, ID 83815	2,851.1830	6%
LifePath 2020 Fund— Class R-1	Stephen Hall & Assoc.— 4425 Crooked Mile Road, Merittis, Fl 32952	3,875.2650	8%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
LifePath 2020 Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,481.7640	18%
LifePath 2030 Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,305.6480	27%
LifePath 2040 Fund— Class R-1	Food Service Tech.— 5706-D General Washington Dr., Alexandria, VA 22312	1,656.5220	6%
LifePath 2040 Fund— Class R-1	Bordelon Corp.— 28935 IH 10, Boerne, TX 78006	1,660.0890	6%
LifePath 2040 Fund— Class R-1	Adoption Support of Florida— 2431 Point O Woods Ct., Oviedo, FL 32765	2,088.8170	8%
LifePath 2040 Fund— Class R-1	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,130.0810	31%
Equity Fund— Class R-2	Montgomery Communications Inc— 222 W. 6th Street, Junction City, KS 66441	65,566.9310	32%
Equity Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	129,032.2580	63%
Small Cap Equity Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	91%
Small Cap Equity Fund— Class R-2	Montgomery Communications Inc— 222 W. 6th Street, Junction City, KS 66441	8,481.2720	6%
International Equity Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	93%
S&P 500 Index Fund— Class R-2	Sponcler & Tharpe— PO Box 398, 225 W. King Street, Dalton, GA 30720	12,482.7510	7%
S&P 500 Index Fund— Class R-2	Montgomery Communications Inc— 222 W. 6th Street, Junction City, KS 66441	32,735.2000	18%
S&P 500 Index Fund— Class R-2	Kirby & Kirby— 2614 Artesia Boulevard, Redondo Beach, CA 90278	11,442.2310	6%
S&P 500 Index Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	116,009.2810	67%
Small Cap Index Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	92%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
International Index Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	99%
Equity and Bond Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	96%
Bond Fund— Class R-2	Montgomery Communications Inc— 222 W. 6th Street, Junction City, KS 66441	8,589.3720	8%
Bond Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	91%
Money Market Fund— Class R-2	Valabco, Inc.— 499 Alvarado Street, Monterey, CA 93940	762,198.0500	40%
Money Market Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,000,000.0000	52%
LifePath Income Fund— Class R-2	Armil Construction Co.— 3072 Park Avenue, Memphis, TN 38111	23,535.0950	41%
LifePath Income Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	9,132.4200	16%
LifePath Income Fund— Class R-2	Kirby & Kirby— 2614 Artesia Boulevard, Redondo Beach, CA 90278	23,970.5930	42%
LifePath 2010 Fund— Class R-2	Armil Construction Co.— 3072 Park Avenue, Memphis, TN 38111	18,694.4640	32%
LifePath 2010 Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,795.0750	15%
LifePath 2010 Fund— Class R-2	Sponcler & Tharpe— PO Box 398, 225 W. King Street, Dalton, GA 30720	29,488.6890	51%
LifePath 2020 Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,481.7640	33%
LifePath 2020 Fund— Class R-2	Sponcler & Tharpe— PO Box 398, 225 W. King Street, Dalton, GA 30720	16,725.3410	65%
LifePath 2030 Fund— Class R-2	Armil Construction Co.— 3072 Park Avenue, Memphis, TN 38111	21,019.0870	58%
LifePath 2030 Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,305.6480	22%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
LifePath 2030 Fund— Class R-2	Sponcler & Tharpe— PO Box 398, 225 W. King Street, Dalton, GA 30720	6,538.4650	18%
LifePath 2040 Fund— Class R-2	Armil Construction Co.— 3072 Park Avenue, Memphis, TN 38111	68,333.3530	83%
LifePath 2040 Fund— Class R-2	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,130.0810	9%
LifePath 2040 Fund— Class R-2	Kirby & Kirby— 2614 Artesia Boulevard, Redondo Beach, CA 90278	5,338.8530	6%
Equity Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	129,032.2580	97%
Small Cap Equity Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	98%
International Equity Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	120,192.3080	99%
S&P 500 Index Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	116,009.2810	97%
Small Cap Index Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	82,440.2310	98%
International Index Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	110,253.5830	99%
Equity and Bond Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	109,529.0250	99%
Bond Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	94,250.7070	98%
Money Market Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	1,000,000.0000	98%
LifePath Income Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	9,132.4200	99%
LifePath 2010 Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,795.0750	99%
LifePath 2020 Fund— Class R-3	David R. Baird— 75 Cedar Lane, Aubrey, TX 76227	7,006.1870	39%

(1) Title of Class of Shares	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership (Shares)	(4) Percent of class
LifePath 2020 Fund— Class R-3	Least Cost Solutions Inc— 150 Wiowa Avenue, Suite 102, Sunnyvale, CA 94086	1,304.7070	7%
LifePath 2020 Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,481.7640	48%
LifePath 2030 Fund— Class R-3	David R. Baird— 75 Cedar Lane, Aubrey, TX 76227	4,516.9300	34%
LifePath 2030 Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,305.6480	64%
LifePath 2040 Fund— Class R-3	Auto Company— 1 State Farm Plaza, Bloomington, IL 61710-0001	8,130.0810	85%
LifePath 2040 Fund— Class R-3	Brenda Long Appraisals— 11637 Lilac, Demotte, IN 46310	1,227.4160	12%

What are the Dollar Ranges of the Trustees’ Investments in the Funds? The following table reflects dollar ranges of each trustee’s or nominee’s ownership of equity securities of each Fund, and dollar ranges of each such person’s ownership of equity securities in all investment companies in the State Farm family of mutual funds. The State Farm family of mutual funds includes the Trust, State Farm Variable Product Trust and State Farm Associates’ Funds Trust. This data is as of February 28, 2005.

Name of Trustee	Dollar Range of Equity Securities in Equity Fund	Dollar Range of Equity Securities in Small Cap Equity Fund	Dollar Range of Equity Securities in International Equity Fund	Dollar Range of Equity Securities in S&P 500 Index Fund	Aggregate Dollar Range of Equity Securities in Small Cap Index Fund
Thomas M. Mengler*	None	None	None	None	None
James A. Shirk*	None	None	None	None	None
Victor J. Boschini*	None	None	None	None	None
David L. Vance*	$10,001-$50,000	None	None	$10,001-$50,000	$10,001-$50,000
Donald A. Altorfer*	None	None	None	None	None
Edward B. Rust, Jr**	None	None	None	None	None
Michael L. Tipsord**	None	Over $100,000	$50,001- $100,000	None	None
Alan Latshaw***	None	None	None	None	None

*	Independent Trustee
**	Interested Trustee
***	Nominee-Independent Trustee

Name of Trustee	Dollar Range of Equity Securities in International Index Fund	Dollar Range of Equity Securities in Equity and Bond Fund	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Tax Advantaged Bond Fund	Dollar Range of Equity Securities in Money Market Fund
Thomas M. Mengler	None	None	None	None	None
James A. Shirk	None	None	None	None	None
Victor J. Boschini	None	None	None	None	None
David L. Vance	None	None	None	None	None
Donald A. Altorfer	None	None	None	None	$10,001-$50,000
Edward B. Rust, Jr	None	None	None	None	None
Michael L. Tipsord	None	None	None	None	None
Alan Latshaw	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in LifePath Income Fund	Dollar Range of Equity Securities in LifePath 2010 Fund	Dollar Range of Equity Securities in LifePath 2020 Fund	Dollar Range of Equity Securities in LifePath 2030 Fund	Dollar Range of Equity Securities in LifePath 2040 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	None	None	None	None	None	$10,001-$50,000
James A. Shirk	None	None	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	None	None	None
David L. Vance	None	None	None	None	None	Over $100,000
Donald A. Altorfer	None	None	None	None	None	$10,001-$50,000
Edward B. Rust, Jr	None	None	None	None	None	Over $100,000
Michael L. Tipsord	None	None	None	None	None	Over $100,000
Alan Latshaw	None	None	None	None	None	None

What Interests or Relationships do the Independent Trustees Have with the Manager and its Affiliates? Auto Company owns all of the common stock issued by the Manager and Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Auto Company’s address is One State Farm Plaza; Bloomington, Illinois 61710-0001. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, Management Corp. or Auto Company.

During the period January 1, 2003 to December 31, 2004 (“Calendar Years 2003 and 2004”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $60,000. His indirect relationship with Auto Company during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with Auto Company, the value of which exceeded $60,000. Specifically, Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During Calendar Years 2003 and 2004, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. During that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during Calendar Years 2003 and 2004. Auto Company paid Sunrise Company,

LLC rent in the amount of $97,500 in 2003 and $129,100 in 2004, while Auto Company paid Beer Nuts, Inc. rent in the amount of $78,000 in 2003 and $94,278 in 2004. Except for the disclosure concerning Mr. Shirk in this paragraph, no other Independent Trustee of the Trust or immediate family member of such person during Calendar Years 2003 and 2004 had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

•	interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000; or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

What are the Responsibilities of the Committees of the Board? There are two standing committees of the Board—the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Messrs. Edward B. Rust, Jr., Michael L. Tipsord, each an Interested Trustee, and James A. Shirk, an Independent Trustee. The Executive Committee acts on behalf of the entire Board during intervals between meetings of the Board. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2004, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Independent Trustee. The Committee of Independent Trustees operates pursuant to a separate charter. The Committee of Independent Trustee’s charter is not available to the Trust’s shareholders on the Trust’s web site but is included with this proxy statement as “Appendix A.” The Committee of Independent Trustees is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full Board. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board, nominating candidates for election as Independent Trustees, reviewing the investment management and distribution arrangements of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. During calendar year 2004, the Committee of Independent Trustees met four times, and each incumbent Independent Trustee attended at least 75% of the meetings of the Committee of Independent Trustees.

The full Board determines when the Committee of Independent Trustees needs to nominate a candidate for election or appointment as an Independent Trustee. When it is determined that the Committee of Independent Trustees needs to nominate a candidate for Independent Trustee, the Committee of Independent Trustees gathers the names of potential candidates from its members and from Interested Trustees. The Committee of Independent Trustees then considers the qualification and backgrounds of candidates and determines which individuals it would like to interview as candidates for the Independent Trustee position(s). After interviewing the selected candidates, the Committee of Independent Trustees decides upon one or more candidates to recommend to the full Board and/or to the Trust’s shareholders for election or appointment as Independent Trustee(s).

How may a Shareholder Submit a Candidate for Nomination as Independent Trustee? In connection with its responsibility to nominate candidates for election as Independent Trustees, the Committee of Independent Trustees will consider candidates recommended by shareholders. A shareholder who wants to nominate a person as an Independent Trustee candidate needs to submit the recommendation in writing to the Board indicating, among other things, the number of Trust shares owned by the shareholder and the date those shares were acquired, a full listing of the proposed candidate’s education, experience, and current employment, and a written and signed consent of the candidate to be named as a nominee and to serve as trustee of the Trust. The Committee of Independent Trustees will consider candidates for nominees for Independent Trustee positions received from shareholders in the same manner that it considers nominee candidates received from other sources. To obtain more information regarding the procedure for recommending a nominee candidate for Independent Trustee and the information that must be included in the submission of a request to the Committee of Independent Trustees, a shareholder should contact the Manager by writing to State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

How can a Shareholder Communicate with the Board? The Board has adopted procedures for shareholders to send communications to the Board. All communications should be in writing and addressed to the Board in care of State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001. If a specific Board member is the intended recipient of such communication, the name of that Board member must be noted in the document. The Secretary will forward the correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his or her discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to and reviewed by independent legal counsel to the Independent Trustees. In the event independent legal counsel to the Independent Trustees disagrees with the Secretary’s determination and deems such communication appropriate for Board consideration, the communication will be forwarded to the Board.

Are Board Members Encouraged to Attend the Meeting? Yes. By holding the Meeting on the same day that the Board holds its regular board meeting, the Trust makes it convenient for trustees to attend the Meeting. All seven members of its then current Board of Trustees attended the Trust’s most recent previous special shareholder meeting, which was held March 16, 2001.

What Compensation do Independent Trustees Receive from the Trust? Interested Trustees and officers of the Trust do not receive any compensation from the Trust for their services to the Trust, but instead receive compensation for their services from Auto Company, the Manager’s parent, and from insurance companies affiliated with Auto Company. Independent Trustees receive compensation from the Trust. Under the compensation system in effect as of December 31, 2004, each Independent Trustee receives a monthly retainer of $1,750, a fee of $3,000 per regular board meeting attended, a fee of $750 for each special board meeting or committee meeting attended, and a fee of $500 for each special board meeting or committee meeting attended via conference call. Compensation is paid to the Independent Trustees by the twenty-five separate investment portfolios within the State Farm family of mutual funds pro-rata based on net assets of such funds as of the most recently completed calendar quarter. In addition, Independent Trustees are reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust. The Chairman of the Committee of Independent Trustees of the Board is paid an additional fee of $500 for each Committee meeting attended. Compensation shown in the following table was paid to the Independent Trustee indicated during calendar year 2004.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation from the Trust and Other State Farm Mutual Funds
Thomas M. Mengler*	$8,533	$33,000
James A. Shirk*	$8,533	$33,000
Victor J. Boschini*	$8,533	$33,000
David L. Vance*	$9,200	$35,000
Donald A. Altorfer*	$8,533	$33,000
Edward B. Rust, Jr**	$0	$0
Michael L. Tipsord**	$0	$0

*	Independent Trustee
**	Interested Trustee

Board Recommendation. The Board has determined that approval of the individuals nominated to serve as trustees of the Trust is advisable and in the best interests of the Trust’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE BOARD OF TRUSTEES BY VOTING “FOR” THE PROPOSAL.

PROPOSAL 2

Approve Manager of Managers Structure for Fourteen of the Funds

Introduction. The Board is asking you to vote on the proposal of approving “manager of managers” structure for the Trust’s Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P® 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, and LifePath 2040 Fund (the “Affected Funds”). Because the Manager is unlikely to ever seek to hire a sub-adviser for the Equity and Bond Fund, shareholders of this Fund are not being asked to consider this Proposal.

What is a “Manager of Managers” Structure? This Proposal asks shareholders to approve a manager of managers structure for the Affected Funds. Under this structure, an Affected Fund could have an investment adviser and one or more sub-advisers. A manager of managers structure would allow the Board to appoint additional and/or replacement unaffiliated sub-advisers for an Affected Fund WITHOUT obtaining shareholder approval. Normally, shareholders of a mutual fund must approve any new agreement between a mutual fund and a sub-adviser. To implement a manager of managers structure, the Trust has applied to the SEC to obtain an exemption from the shareholder approval requirements, subject to certain conditions. One typical condition of the SEC exemptive relief is that before an Affected Fund may rely on the exemption and implement a manager of managers structure, that Affected Fund’s shareholders must approve the manager of managers structure.

Under the proposed manager of managers structure, one or more Affected Fund will be operated in a manner that is different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund’s investment adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund’s adviser and the adviser, in turn, compensates the adviser’s portfolio managers who make specific securities selections for the fund. In contrast, under the proposed manager of managers structure, the Affected Fund will pay the Manager an advisory fee and the Manager, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the Affected Fund. Under this structure, shareholders will have the benefit of the Manager’s expertise in selecting and monitoring investment sub-advisers. The Manager will continuously monitor the performance of the sub-advisers and may, from time to time, recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Manager’s assessment of what combination of sub-advisers it believes would optimize an Affected Fund’s chances of achieving its investment objective. Under this structure, the Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

Any proposal to add or replace sub-advisers would be reviewed as follows: (i) the Manager would assess the Affected Fund’s needs and, if it believed additional or replacement sub-advisers could benefit the Affected Fund, would systematically search the relevant universe of available investment sub-advisers; (ii) any recommendations made by the Manager would have to be approved by a majority of the Board, including a majority of the Independent Trustees; and (iii) any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC’s exemptive order, including the condition that the Trust notify shareholders when a new sub-adviser has been appointed.

The Manager will perform internal due diligence on prospective sub-advisers for the Affected Fund and monitor sub-adviser performance. The Manager will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser’s compliance with the Affected Fund’s investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Affected Fund, and recommending to the Board whether investment sub-advisory agreements should be renewed, modified or terminated. The Manager also will recommend to the Board the addition of new sub-advisers, as it deems appropriate. The Manager will pay any sub-advisers out of the investment advisory fee it receives. The Affected Fund for which a sub-adviser is appointed is not responsible for paying the sub-adviser’s advisory fees. Therefore, sub-advisory fees paid by the Manager to a sub-adviser do not directly increase the fees paid by Fund shareholders.

The proposed manager of managers structure is intended to afford the Affected Funds increased management flexibility. With the manager of managers structure, the Board will not be required to call a shareholder meeting each time a new sub-adviser is approved and the Affected Fund will not incur the considerable expense of holding shareholder meetings to approve sub-advisers.

At its December 17, 2004, regular meeting, the Board determined that adopting the manager of managers structure for the Affected Fund is advisable. The Board similarly recommended that shareholders also approve the structure. In reaching these conclusions, the Board considered the Manager’s expertise as an investment adviser that could enable it to effectively serve as a manager of managers. In addition, the Trustees considered the flexibility the Affected Funds will have under a manager of managers structure to implement sub-adviser changes without shareholder approval and without the Affected Fund incurring the considerable costs of obtaining shareholder approval.

If shareholders of an Affected Fund approve the manager of mangers structure, this structure will take effect for the Affected Fund when the SEC grants the exemptive order related to manager of managers authority to the Trust. The Manager has no plans at the present time to hire or change sub-advisers for the Affected Funds, other than as described in this proxy statement.

Vote Required

Approval of Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of a Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

Board Recommendation. The Board has determined that approval of manager of managers structure is advisable and in the best interests of the shareholders of the Affected Funds.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE MANAGER OF MANAGERS STRUCTURE FOR THE AFFECTED FUNDS BY VOTING “FOR” THE PROPOSAL.

PROPOSAL 3

Approve an Amendment to the Sub-Advisory Agreement with Capital
Guardian Appointing Capital Guardian as Sub-Adviser to the Equity Fund

Introduction: Pursuant to a written agreement between Capital Guardian, the Manager and the Trust, Capital Guardian currently serves as the investment sub-adviser to the Trust’s Small Cap Equity Fund and International Equity Fund. Shareholders of the Equity Fund are being asked to approve an amendment to the existing Capital Guardian sub-advisory agreement, which amendment appoints Capital Guardian as the sub-adviser to the Trust’s Equity Fund. The written agreement between Capital Guardian, the Manager and the Trust as it is proposed to be amended appointing Capital Guardian as the sub-adviser to the Equity Fund is referred to in this proxy statement as the “Proposed Capital Guardian Sub-Advisory Agreement.” If the Proposed Capital Guardian Sub-Advisory Agreement is approved by shareholders of the Equity Fund, Capital Guardian would assume day-to-day responsibility for the portfolio management of the Equity Fund.

The Manager currently provides an investment program for the Equity Fund by determining the securities that the Equity Fund will buy and sell, and which can be described as a value equity strategy. The investment philosophy that the Manager utilizes is based upon the same investment philosophy that the Manager and Auto Company have utilized in managing other registered investment companies and the assets of Auto Company. Specifically, employees of the Manager are responsible for managing the assets of the Auto Company with respect to its insurance business. Those assets have been managed with a long-term, conservative investment approach, with the primary goal of preserving capital. Under that approach, employees of the Manager seek to invest in dividend-paying securities of stable companies so as to assure that Auto Company can meet reserve requirements imposed by insurance regulators. In addition, the Manager serves as the investment adviser to the State Farm Associates’ Funds Trust (“Associates’ Trust”), another registered investment company which also includes an equity portfolio whose investment strategy and holdings are substantially similar to the Equity Fund. The Associates’ Trust is sold exclusively to agents and employees of Auto Company primarily to serve those shareholders’ retirement needs. Because of that primary goal—providing a long-term retirement vehicle that is managed in a conservative fashion—employees of the Manager have advised that fund in substantially the same fashion as they manage the assets of Auto Company.

The investment approach described above has been utilized for the Equity Fund since it commenced operations in December 2000. However, since that time, the Manager has continuously examined the needs and goals of the shareholders of the Equity Fund to determine whether that investment approach continues to meet shareholders’ needs and expectations. After extensive study, in September 2004, the Manager presented to the Board of the Trust an in-depth analysis of this investment philosophy with respect to its management of the Equity Fund, its management of the equity fund of the Associates’ Trust and with respect to management of the Auto Company’s insurance assets by employees of the Manager. At that time, the Manager stated its belief that, although this investment approach was appropriate for Equity Fund shareholders, a more retail-oriented approach might be more advantageous. The Manager pointed-out to the Board that the demands and needs of the retail investors of the Equity Fund are sufficiently different than the needs of Auto Company’s employees and agents, or Auto Company’s insurance obligations, even though the current approach has provided satisfactory outstanding long-term results, including better than average performance during down markets. In that regard, the Manager further indicated that Capital Guardian—which currently is the investment sub-adviser to two of the Funds of the Trust—has the resources and experience to manage a more retail-oriented account, including more resources to devote to assist Management Corp. market shares of the Equity Fund. The Manager further noted that Capital Guardian’s investment philosophy substantially mirrors the investment philosophy of the Manager with respect to the Equity Fund, and therefore any transition to Capital Guardian would not materially disrupt the Equity Fund’s portfolio should shareholders approve the Proposed Capital Guardian Sub-Advisory Agreement.

As a result, on March 18, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve the Proposed Capital Guardian Sub-Advisory Agreement, which is proposed to become effective on July 1, 2005, if approved by shareholders. The Proposed Capital Guardian Sub-Advisory Agreement will remain in effect through June 30, 2007, and will continue in effect thereafter only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Equity Fund (as defined in the 40 Act or by a majority of the Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. A form of the Proposed Capital Guardian Sub-Advisory Agreement is attached as Appendix B. The description of the Agreement’s terms in this section is qualified in its entirety by reference to Appendix B.

For more information about the Trustees’ deliberations and the reasons for their recommendation, please see the discussion under the heading “Evaluation by the Board.”

Description of the Proposed Capital Guardian Sub-Advisory Agreement

There is no current sub-advisory agreement that applies to the Equity Fund, although the Proposed Capital Guardian Sub-Advisory Agreement is substantially identical to the sub-advisory agreement that is currently in place for the other two series of the Trust that are sub-advised by Capital Guardian. Capital Guardian currently serves as the investment sub-adviser to the Trust’s Small Cap Equity and the International Equity portfolios. Under the Proposed Capital Guardian Sub-Advisory Agreement, Capital Guardian will provide investment sub-advisory services to the Equity Fund, which involves Capital Guardian’s investing and reinvesting the Fund’s assets at such times and in such securities as Capital Guardian believes to be in the best interest of Equity Fund shareholders. The next several paragraphs briefly summarize some important provisions of the Proposed Capital Guardian Sub-Advisory Agreement, but for a complete understanding of that agreement, you should read Appendix B.

Services and Obligations

Under the Proposed Capital Guardian Sub-Advisory Agreement, Capital Guardian is deemed an independent contractor and, except as expressly provided or authorized in the Proposed Capital Guardian Sub-Advisory Agreement, Capital Guardian has no authority to act for or represent the Trust or the Manager in any way or be deemed an agent of the Trust or the Manager. Under the Proposed Capital Guardian Sub-Advisory Agreement, Capital Guardian will provide the below-listed services and assumes the following obligations with respect to the Equity Fund.

(1) Within the framework of the investment objectives, policies and restrictions of the Equity Fund, and subject to the supervision of the Manager, Capital Guardian has the sole and exclusive responsibility for the making and execution of all investment decisions for the Equity Fund. The investment of the assets of the Equity Fund are at all times subject to the applicable provisions of the Trust’s Declaration of Trust and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the Equity Fund, and must conform to the investment objectives, policies and restrictions of the Equity Fund as set forth in such documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of the assets of the Equity Fund, Capital Guardian is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Equity Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Equity Fund consistent with the investment objective and related investment policies of the Equity Fund as described above; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with the purchase and sale of securities of the Equity Fund, Capital Guardian arranges for the transmission to the Manager (or its designee) and the custodian of the Equity Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Equity Fund. Capital Guardian must regularly report to the Board concerning the investment activity and portfolio composition of the Equity Fund, including furnishing within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Equity Fund as of the end of the quarter.

(4) Capital Guardian will, in the name of the Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Trust’s registration statement. In connection with the placement of orders for the execution of the Equity Fund’s portfolio transactions, Capital Guardian must create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the Investment Company Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, Capital Guardian selects brokers and dealers for the execution of the Equity Fund’s transactions. In selecting brokers or dealers to execute such orders, Capital Guardian is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, Capital Guardian may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if Capital Guardian determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to Capital Guardian in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker.

On occasions when Capital Guardian deems the purchase or sale of a security to be in the best interests of the Equity Fund as well as other customers, the Proposed Capital Guardian Sub-Advisory Agreement permits Capital Guardian, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Capital Guardian also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner Capital Guardian considers to be the most equitable and consistent with its fiduciary obligations to the Equity Fund and to such other clients.

Standard of Care

Under the Proposed Capital Guardian Sub-Advisory Agreement, Capital Guardian is entitled to rely on information furnished by the Manager that Capital Guardian reasonably believes to be accurate and reliable. Capital Guardian is not liable for any error of judgment or for any loss suffered by the Equity Fund or its shareholders in connection with the matters to which the Proposed Capital Guardian Sub-Advisory Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of Capital Guardian in the performance of its obligations and duties under the Agreement; or (ii) Capital Guardian’s reckless disregard of its obligations and duties under the Agreement. Capital Guardian shall not have breached its obligations under the Proposed Capital Guardian Sub-Advisory Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

Fees

The Equity Fund pays the Manager an investment advisory and management services fee equal to 0.60% of the Fund’s average daily net assets on an annual basis. The Manager will pay Capital Guardian out of the investment advisory and management services fee the Manager collects from the Equity Fund. The Equity Fund is not responsible for paying investment sub-advisory fees to Capital Guardian. Any increase or decrease to the investment sub-advisory fee paid by the Manager to Capital Guardian will not directly impact expenses incurred by the Equity Fund and its shareholders.

Under the Proposed Capital Guardian Sub-Advisory Agreement, the Manager pays Capital Guardian a fee based upon the average daily net assets of the Equity Fund. The fee is accrued daily and paid quarterly to Capital Guardian by the Manager at the following rates:

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.40% of average daily net assets
Over $50 million	0.275% of average daily net assets

For purposes of calculating the fees payable by the Manager to Capital Guardian, other assets managed by Capital Guardian for companies associated with the Manager and Auto Company are taken into consideration according to Capital

Guardian’s fee aggregation and discount policies. Accordingly, the fee that the Manager is expected to pay to Capital Guardian is approximately 0.254% of the assets of the Equity Fund; however, that rate is dependent upon the overall relationship between Capital Guardian and Auto Company and might revert upwards to the rate noted above.

Termination of the Proposed Capital Guardian Sub-Advisory Agreement

The Proposed Capital Guardian Sub-Advisory Agreement states that it can be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) or by a vote of the Board, on 60 days’ written notice to Capital Guardian, or by the Manager or Capital Guardian upon 60 days’ written notice to the other. The Agreement states that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

Evaluation by the Board

As indicated above, at a meeting held on March 18, 2005, all of the Trustees, including the Independent Trustees, voted unanimously to approve the Proposed Capital Guardian Sub-Advisory Agreement and to recommend that shareholders of the Equity Fund vote to approve it as well. In connection with their considerations, on that same date, the Trustees met with representatives of Capital Guardian who provided the Trustees with extensive information on Capital Guardian, its current management of the other two series of the Trust and its plans on how it proposes to manage the Equity Fund.

Prior to the Board meeting, the Manager had sent to Capital Guardian a request for information to be provided to the Board in connection with the Board’s consideration of the Proposed Capital Guardian Sub-Advisory Agreement. Capital Guardian provided materials to the Board that included responses to that request, other information Capital Guardian and the Manager believed useful for the Board to evaluate the Proposed Capital Guardian Sub-Advisory Agreement and reports prepared by Lipper Inc. relating to the performance and expenses of the Equity Fund, as well as the Small Cap Equity Fund and the International Equity Fund of the Trust (each of which currently is sub-advised by Capital Guardian). In addition, the Board received and reviewed a memorandum from the independent legal counsel to the Independent Trustees regarding their responsibilities.

In considering the Proposed Capital Guardian Sub-Advisory Agreement, the Trustees first considered the investment performance of Capital Guardian in managing its U.S. Value Equity strategy (which is essentially the same strategy under which the Manager currently manages the Equity Fund), including the three, five and ten year performance of the Capital Guardian Value Equity Composite as compared to performance of the Equity Fund, Morningstar’s Large Value Category and the Russell 1000 Value Index during those same time periods, as well as the annual performance of each since 2001.

The Board also reviewed information on the performance of this composite against several nationally prominent retail mutual funds that have the same investment strategy and objective as the Equity Fund. The Board next examined the investment performance of other funds managed by Capital Guardian and its affiliates, utilizing the same strategy. They noted that the performance of those funds were substantially similar to the performance of the composite information discussed above. The Board also discussed Capital Guardian’s performance in managing the Small Cap Equity Fund and the International Equity Fund of the Trust.

After extensively reviewing all of this information, the Board concluded that Capital Guardian’s performance in this asset class was very competitive, particularly as compared to the funds in Morningstar’s universe, other stand-alone retail mutual funds in the same asset class and to the Russell 1000 Value Index. The Board further concluded that even though Capital Guardian’s long-term investment performance was competitive, it would closely monitor its performance, particularly because of Capital Guardian’s recent performance in managing the Small Cap Equity Fund and International Equity Fund. The Board also considered the make-up, education and experience of the proposed team that would be responsible for managing the Equity Fund and concluded that Capital Guardian’s proposed team had a satisfactory, long-term track record and could be capable of producing similar results for the Equity Fund.

The Board next considered the costs of the services proposed to be provided. The Board first noted that the overall costs to the Equity Fund’s shareholders would not change because the Manager was solely responsible for the payment of Capital Guardian’s fees. Nevertheless, the Board examined the proposed sub-advisory fee structure, including the proposed breakpoints as assets in the Equity Fund increases, and Capital Guardian’s agreement to further reduce its fee because of its overall relationship with Auto Company. The Board further compared the proposed sub-advisory fees with proposed sub-advisory fee quotes of other investment advisers from whom the Manager had obtained competitive bids, and noted that the proposed sub-advisory fee was substantially less than all of those competing bids. In that regard, the Manager advised the Board that the Equity Fund was able to obtain those fees because Capital Guardian also managed substantial assets for Auto Company. In addition, Capital Guardian advised the Board that it does not offer lower fees than the fees proposed under the Proposed Capital Guardian Sub-Advisory Agreement for any other similar client. After considering this information, the Board concluded that Capital Guardian’s proposed fees were reasonable and would be in the best interests of the Equity Fund’s shareholders.

The Board next considered the nature, extent and quality of services proposed to be provided by Capital Guardian. The Board first considered the level of services that Capital Guardian has provided to the other two series of the Trust. The Board also considered the fact that Capital Guardian has provided, and has agreed to continue to provide, detailed analytics on the Equity Fund for the Manager and the Board. The Board next considered that Capital Guardian is a very large asset management firm and has substantial resources to provide industry-leading services. In that regard, the Board was advised that Capital Guardian had approximately $162 billion of assets under management, and that it was part of one of the largest investment managers in the world. The Manager also noted that there were no reports of Capital Guardian being involved in any of the regulatory issues (i.e., market timing or late day trading) that have been plaguing the investment management industry. After considering this information, the Board concluded that Capital Guardian had more than sufficient resources and expertise to capably manage the Equity Fund and that, given the Board’s past experience with Capital Guardian and its general reputation, would be able to provide outstanding services for the Equity Fund.

The Board also had discussed with Capital Guardian how Capital Guardian would manage the Equity Fund on a day-to-day basis. Capital Guardian had provided extensive information to the Board on its investment philosophy, selection process and investment process. Capital Guardian further described to the Board the risk profile and portfolio characteristics of accounts currently under its management that have substantially the same investment objectives and restrictions as the Equity Fund. The Board noted in particular that Capital Guardian emphasizes long-term investing and seeks to determine the differences between the fundamental value of a company and its price in the marketplace. Based on this information, the Trustees concluded that Capital Guardian’s proposed management of the Equity Fund was substantially similar to the manner in which the Equity Fund currently was managed, would not cause a substantial disruption to the Equity Fund’s portfolio and that having Capital Guardian serve as investment sub-adviser would be in the best interest of the Equity Fund’s shareholders.

The Board next discussed whether Capital Guardian would derive any other direct or indirect benefits from serving as investment sub-adviser to the Equity Fund. The Manager indicated to the Board that it was not aware of any ancillary or other benefits (other than the sub-advisory fees) that Capital Guardian would receive for serving as investment sub-adviser, particularly because Capital Guardian did not have any affiliated broker/dealer with whom Capital Guardian might want to execute trades. The Board concluded that the lack of any ancillary, or so-called “fallout” benefits would enable Capital Guardian to manage the assets of the Equity Fund in a manner that appeared to be free of conflicts of interest.

The Board next considered Capital Guardian’s practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Fund, and those brokers’ and dealers’ provision of brokerage and research services to Capital Guardian. The Board also considered Capital Guardian’s soft dollar practices. The Trustees concluded that each of those practices appeared to be consistent with regulatory requirements.

The Board did not take into account the extent to which economies of scale would be realized with respect to the Proposed Capital Guardian Sub-Advisory Agreement as the Equity Fund’s asset grow, because the fee that the Equity Fund pays is to the Manager. However, the Board noted the low fee that the Manager was required to pay Capital Guardian, including the breakpoints therein, and determined to monitor the overall fees paid by the Equity Fund to ensure that those fees remain appropriate. The Board also did not take into account the projected profits of Capital Guardian for acting as sub-adviser to the Equity Fund, because the proposed relationship had not yet commenced and it would be difficult to project those profits. However, the Board noted that, should shareholders approve the relationship, this issue would be monitored in the future.

In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Capital Guardian Sub-Advisory Agreement and concluded that Capital Guardian’s proposed compensation is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment. The Board also voted to recommend that the Fund’s shareholders vote to approve the Proposed Capital Guardian Sub-Advisory Agreement.

The aggregate amount of investment advisory and management service fees received by the Manager during calendar year 2004 from the Equity Fund was $1,376,966. If the Proposed Capital Guardian Sub-Advisory Agreement had been effective during calendar year 2004, the Manager would have paid Capital Guardian an aggregate amount of investment advisory fees of $582,916 under that contract, which would have resulted in a net investment advisory and management service fee to the Manager of $794,050.

In addition to providing investment advisory and management service to the Equity Fund, the Manager has entered into a Shareholder Services Agreement with the Trust pursuant to which the Manager provides shareholder services to each Fund within the Trust, including providing services to shareholders of the Equity Fund. Furthermore, Management Corp. has entered into a Distribution Agreement with the Trust under which Management Corp. agrees to distribute shares of all series of the Trust in exchange for the payment of sales charges and 12b-1 fees.

The amount of shareholder service fees paid to the Manager and distribution fees paid to Management Corp. by the Equity Fund is reflected in the chart below. The Manager and Management Corp. will continue to provide these services to the Trust should the Equity Fund shareholders approve the Proposed Capital Guardian Sub-Advisory Contract.

Fund	Fees Paid to the Manager Under the Shareholder Services Agreement	Distribution Fees Paid to Management Corp. under the Distribution Agreement and the 12b-1 Plans
Equity Fund	$316,150	$470,936

In the event that the shareholders do not approve the Proposed Capital Guardian Sub-Advisory Agreement, the Board will consider what alternatives may then be available, including having the Manager continue to provide day-to-day management of the Equity Fund.

Vote Required

Approval of Proposal 3 requires an affirmative vote of the lesser of (i) 67% or more of the Equity Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Equity Fund.

Additional Information about Capital Guardian

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., a privately held company. The address for the Capital Group International, Inc. is 333 South Hope Street, Los Angeles, California 90071-1447. Capital Guardian’s assets under management as of December 31, 2004, equaled approximately $162 billion. The Proposed Capital Guardian Sub-Advisory Agreement is dated March 30, 2005. The existing sub-advisory agreement between the Trust, the Manager and Capital Guardian was last submitted to a vote of the Trust’s shareholders on November 21, 2000, when the Trust’s sole shareholder, Auto Company, approved the agreement.

Capital Guardian manages other mutual funds having a similar investment objective to that of the Equity Fund as specified below:

Fund Name	Asset Size	Capital Guardian’s Rate of Compensation as a Percentage of the Account’s Appraised or Market Value
Northwestern Mutual Series Value Equity Fund	$230 million	$0-25 million—0.55% $25-50 million—0.40% Over $50 million—0.275%

Aegon ATSF Capital Guardian U.S. Value Equity Fund	$786 million	$0-100 million—0.45% $100-500 million—0.40% $500-1,000 million—0.35% $1-2 billion—0.30% Over $2 billion—0.25%

In connection with managing these other mutual funds listed above, Capital Guardian has not waived or reduced its fees below the amounts specified above.

The following table lists the names, positions and principal occupation of Capital Guardian’s directors:

Name	Position with Capital Guardian	Principal Occupation
David I. Fisher	Director and Chairman	Portfolio Manager—Capital Guardian

Nancy J. Kyle	Director and Vice Chair	Portfolio Manager—Capital Guardian

Robert Ronus	Director and Vice Chair	Portfolio Manager—Capital Guardian

Eugene P. Stein	Director and Vice Chair	Portfolio Manager—Capital Guardian

Andrew F. Barth	Director and President	Portfolio Manager—Capital Guardian

John H. Seiter	Director and Executive Vice President	Relationship Manager—Capital Guardian

Michael R. Ericksen	Director and Senior Vice President	Portfolio Manager—Capital Guardian

Michael A. Felix	Director, Senior Vice President and Treasurer	Treasurer—Capital Guardian

Peter C. Kelly	Director, Senior Vice President and Senior Counsel	Senior Counsel—Capital Guardian

Name	Position with Capital Guardian	Principal Occupation

James R. Mulally	Director and Senior Vice President	Portfolio Manager—Capital Guardian

Shelby Notkin	Director, Senior Vice President and Chairman	Portfolio Manager—Capital Guardian

Theodore R. Samuels	Director and Senior Vice President	Portfolio Manager—Capital Guardian

Lionel M. Sauvage	Director and Senior Vice President	Portfolio Manager—Capital Guardian

Lawrence R. Solomon	Director and Senior Vice President	Portfolio Manager—Capital Guardian

Alan J. Wilson	Director and Senior Vice President	Portfolio Manager—Capital Guardian

Karin L. Larson	Director	Portfolio Manager—Capital Guardian

Jason M. Pilalas	Director	Research Analyst—Capital Guardian

Shaw B. Wagener	Director	Portfolio Manager—Capital Guardian

The address of each director is Capital Guardian’s address, which is listed above.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Equity Fund vote “FOR” Proposal 3 approving the Proposed Capital Guardian Sub-Advisory Agreement.

PROPOSAL 4

Approve an Amendment to the Advisory Agreement with the Manager and Approve a Sub-Advisory Agreement with Northern Trust Appointing Northern Trust as Sub-Adviser to the Small Cap Index Fund and the International Index Fund

Introduction: Under Proposal 4, shareholders of the Small Cap Index Fund and the International Index Fund are being asked to vote on two Sub-Proposals, namely 1) to approve an amendment to the existing Investment Advisory and Management Services Agreement between the Trust and the Manager (referred to in this proxy statement as the “Advisory Agreement”), and 2) to approve a proposed sub-advisory agreement between the Trust, the Manager and Northern Trust (the “Proposed Northern Trust Sub-Advisory Agreement”) pursuant to which Northern Trust is appointed as sub-adviser to the Small Cap Index Fund and the International Index Fund (each, an “Index Fund” and together, the “Index Funds”).

Shareholder approval of Proposal 4 for an Index Fund is dependent upon each Sub-Proposal being approved by shareholders of that Index Fund. In other words, Proposal 4 for an Index Fund will be approved by shareholders only if both Sub-Proposals are approved by that Index Fund’s shareholders. If either Sub-Proposal is rejected by shareholders of an Index Fund, Proposal 4 fails for that Index Fund.

The Board unanimously recommends that shareholders of the Small Cap Index Fund and shareholders of the International Index Fund vote “FOR” each Sub-Proposal within Proposal 4.

The Board is asking each Index Fund’s shareholders to approve Proposal 4 because the Board believes that the Index Funds should discontinue being structured as “feeder” funds in a master-feeder arrangement. In that arrangement, the Index Funds seek to satisfy their investment objectives by investing all of their assets in a master mutual fund with a substantially similar investment objective. In a master-feeder arrangement, multiple feeder funds can invest their assets in same master mutual fund, thereby potentially leading to reduced operating expenses for both the feeder and the master mutual fund. For example, a master fund with ten feeder fund investors can spread its fixed operating costs over a larger asset base than if each of the ten feeder funds held portfolio securities directly. The master-feeder structure is different from the traditional mutual fund structure in which a fund directly owns portfolio securities as a strategy for achieving the fund’s investment objective. This traditional manner of a mutual fund owning individual portfolio securities will be referred to in this proxy statement as operating as a “stand-alone fund.”

Each Index Fund currently operates as a “feeder” fund in a master-feeder arrangement. The Small Cap Index Fund currently invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the “Master Fund”), which is advised by Barclays Global Fund Advisors (“Barclays”). The Master Fund series into which the Small Cap Index Fund invests is called the Russell 2000 Index Master Portfolio. The International Index Fund currently invests all of its assets in a separate series of the Master Fund known as the International Index Master Portfolio.

The Manager furnishes investment advisory and management services to each Index Fund in exchange for the payment of an investment advisory and management services fee. The fee paid by each Index Fund to the Manager is calculated as a percentage of average daily net assets of each Index Fund and is paid by each Index Fund to the Manager quarterly as follows: the Small Cap Index Fund and the International Index Fund each pay the Manager an advisory fee equal to 0.25% of average daily net assets on an annual basis. However, the 0.25% fee does not include the investment advisory and management services fees indirectly paid by shareholders of the Index Funds as a result of each Index Fund’s investment of its assets in a corresponding series of Master Fund. The Russell 2000 Index Master Portfolio and the International Index Master Portfolio of the Master Fund charge investment advisory and management service fees of 0.10% and 0.25%, respectively, resulting in total investment advisory and management service fees incurred directly and indirectly by shareholders of the Small Cap Index Fund of 0.35% and resulting in total investment advisory and management service incurred directly and indirectly by shareholders of the International Index Fund of 0.50%. This information is reflected in the chart below:

	Investment Advisory and Management Services Fee Paid Directly by the Fund to the Manager	Investment Advisory and Management Services Fee Indirectly Incurred as a Result of the Fund’s Investment in a Series of the Master Fund	Total Direct and Indirect Investment Advisory and Management Services Fees
Small Cap Index Fund	0.25% of average daily net assets	0.10% of average daily net assets	0.35% of average daily net assets
International Index Fund	0.25% of average daily net assets	0.25% of average daily net assets	0.50% of average daily net assets

Neither the Russell 2000 Index Master Portfolio nor the International Index Master Portfolio has attracted the number of additional feeder fund investors that Barclays had hoped for. Accordingly, Barclays wishes to discontinue offering shares in the Russell 2000 Index Master Portfolio and wishes to discontinue offering shares in the International Index Master Portfolio. After being advised of this issue, the Manager determined that, rather than investing the assets of the Index Funds into new master funds, shareholders of the Index Funds would be better served if the Index Funds were converted from feeder funds into stand-alone funds. Shareholder approval of Proposal 4 is necessary for the Index Funds to be converted from feeder funds into stand-alone funds. Accordingly, the Board is recommending that the Small Cap Index Fund and the International Index Fund take the following actions:

•	increase the investment advisory and management services fee charged by the Manager to the Index Funds under the Advisory Agreement to 0.35% for the Small Cap Index Fund and 0.50% for the International Index Fund,

•	discontinue each Fund’s investment of its assets in separate series of the Master Fund, which will result in the Russell 2000 Index Master Portfolio and the International Index Master Portfolio making a liquidating distribution of portfolio securities to the Small Cap Index Fund and the International Index Fund, thus resulting in each Index Fund becoming a stand-alone fund, and

•	hire Northern Trust as investment sub-adviser to the Index Funds to invest and reinvest the assets of each Fund. The Manager will compensate Northern Trust for providing investment sub-advisory services to the Index Funds out of the advisory fees the Manager collects from each Index Fund.

These three steps are referred to in this proxy statement as the “Reorganization.”

Tax Impact of the Reorganization: In the opinion of the Trust’s counsel, Bell, Boyd & Lloyd LLC, for federal income tax purposes, the distributions pursuant to the Reorganization of portfolio securities to the Small Cap Index Fund and to the International Index Fund in liquidation of their respective interests in series of the Master Fund will be treated as distributions to partners in liquidation of partnership interests. Section 731(a) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that gain shall not be recognized to a partner upon the receipt of a distribution from a partnership except to the extent that any money distributed exceeds the adjusted basis of such partner’s interest in the partnership immediately before the distribution. Section 731(b) provides that no gain or loss shall be recognized to a partnership on a distribution to a partner of property, including money. Under certain circumstances, Section 731(c) treats the term “money” as including the fair market of marketable securities distributed to a partner. Because each of the series of the Master Fund qualifies as an “investment partnership” within the meaning of Section 731(c) and the Small Cap Index Fund and the International Index Fund each qualifies as an “eligible partner,” Section 731(c) will not apply to the distributions to the Index Funds. Under Section 731(a)(2) of the Code, neither Small Cap Index Fund nor International Index Fund may recognize a loss.

The Small Cap Index Fund and the International Index Fund have indicated that their bases in their respective interests in the Small Cap Index Fund and the International Index Fund exceed the respective amounts of money to be distributed to each of them in the Reorganization. Pursuant to section 732(b) of the Code, the basis of the property (other than money) received by each of the Index Funds in the Reorganization will be an amount equal to such Index Fund’s adjusted basis of its respective interest in the series of the Master Fund, reduced by any money distributed to such Fund in the Reorganization.

Before the Board and the Manager can implement the Reorganization, shareholders of the Index Funds must 1) approve an amendment to the Advisory Agreement authorizing the Manager to collect increased investment advisory and management service fees from the Index Funds, and 2) approve the Proposed Northern Trust Sub-Advisory Agreement pursuant to which Northern Trust will be appointed as investment sub-adviser to each Index Fund. If the Index Funds’ shareholders approve Proposal 4 at the Meeting, the Reorganization will occur approximately August 1, 2005. After the Reorganization, shareholders of the Index Funds will pay the same level of investment advisory and management service fees that were paid directly and indirectly before the Reorganization. Therefore, shareholders of the Index Funds will not pay increased investment advisory and management service fees as a result of the Reorganization.

On March 18, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve the amendment to the Advisory Agreement and unanimously voted to approve the Proposed Northern Trust Sub-Advisory Agreement. The amendment to the Advisory Agreement will remain in effect until June 30, 2006, whereas the Proposed Northern Trust Sub-Advisory Agreement will remain in effect through June 30, 2007. The amendment to the Advisory Agreement and the Proposed Northern Trust Sub-Advisory Agreement will continue in effect thereafter only if their continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the affected Fund (as defined in the Investment Company Act) or by a majority of the Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees.

The form of the proposed amended Advisory Agreement is attached as Appendix C, and the form of the Proposed Northern Trust Sub-Advisory Agreement is attached as Appendix D. A comparison of the current and the amended Advisory Agreement follows, as does a description of the Proposed Northern Trust Company Sub-Advisory Agreement. These discussions are qualified in their entireties by reference to Appendices C and D.

Comparison of the Current and the Proposed Amended Advisory Agreement

The current and the proposed Advisory Agreements are identical except with respect to the investment advisory and management service fee charged by the Manager to the Index Funds. If the Index Funds are converted from feeder funds in a master-feeder arrangement into stand-alone funds, the investment advisory and management service fees charged to each Index Fund by the Manager is proposed to be increased to compensate the Manager for the increased expenses it will incur in operating those Funds as stand-alone funds, including in particular paying the Index Fund’s proposed investment sub-adviser, Northern Trust. Those increased expenses also relate to monitoring the performance of Northern Trust. From the perspective of a shareholder in each Index Fund, the increased investment advisory and management service fees under the Proposed Advisory Agreement will be completely offset by fee savings resulting from operating as stand-alone funds.

The aggregate amount of investment advisory and management service fees received by the Manager during calendar year 2004 from the Small Cap Index Fund and the International Index Fund were $478,568 and $218,288, respectively. If the proposed Advisory Contract had been effective during calendar year 2004, the Small Cap Index Fund and the International Index Fund would have paid the Manager an aggregate amount of investment advisory and management service fees of $669,995 and $436,576, respectively. The difference between these aggregate amounts as a percentage of the amount of the investment advisory and management service fee actually paid by these Funds during calendar year 2004 is a 40% increase for the Small Cap Index Fund and a 100% increase for the International Index Fund. If the amended Advisory Contract had been effective during calendar year 2004 and if the Reorganization had been completed before January 1, 2004, the increased advisory fees payable to the Manager would have been completely offset by reduced expenses resulting from operating the Index Funds as stand-alone funds.

In addition to providing investment advisory and management service to the Small Cap Index Fund and the International Index Fund, the Manager has entered into a Shareholder Services Agreement with the Trust pursuant to which the Manager provides shareholder services to each Fund within the Trust. Furthermore, Management Corp. has entered into a Distribution Agreement with the Trust under which Management Corp. agrees to distribute shares of all Funds of the Trust in exchange for the payment of sales charges and 12b-1 fees. The amount of shareholder service fees paid to the Manager and distribution fees paid to Management Corp. by the Small Cap Index Fund and the International Index Fund are reflected in the chart below. The Manager and Management Corp. will continue to provide these services to the Trust.

Fund	Fees Paid to the Manager Under the Shareholder Services Agreement	Distribution Fees Paid to Management Corp. under the Distribution Agreement and the 12b-1 Plans
Small Cap Index Fund	$431,899	$672,805
International Index Fund	$197,493	$325,977

Additional Information about the Manager

The amended Advisory Agreement is dated March 30, 2005. The Advisory Agreement was last submitted to a vote of the Trust’s shareholders on November 21, 2000, when the Trust’s sole shareholder, Auto Company, approved the Advisory Agreement. The Manager’s assets under management as of December 31, 2004, equaled approximately $6.8 billion.

The manager manages another mutual fund having a similar investment objective to the Small Cap Index Fund as specified below:

Fund Name	Asset Size	Rate of the Manager’s Compensation
State Farm Variable Product Trust – Small Cap Equity Index Fund	$265 million	0.40%

The manager manages another mutual fund having a similar investment objective to the International Index Fund as specified below:

Fund Name	Asset Size	Rate of the Manager’s Compensation
State Farm Variable Product Trust—International Equity Index Fund	$254 million	0.55%

The Manager has voluntarily agreed to waive its investment advisory and management service fee due from the funds within Variable Product Trust to the extent that expenses incurred by such funds exceed certain amounts. During calendar year 2004, the Manager did not waive or reduce any of the investment advisory and management services fees paid by the Small Cap Equity Index Fund of State Farm Variable Product Trust. In calendar year 2004, the Manager waived or reduced $41,277 of its investment advisory and management services fees due from the International Equity Index Fund of State Farm Variable Product Trust.

The following table lists the names and principal occupations of the Manager’s principal executive officer and each of the Manager’s directors.

Name	Position with the Manager	Principal Occupation
Edward B. Rust, Jr.	Director and President	Chairman of the Board, Chief Executive Officer, and Director—State Farm Mutual Automobile Insurance Company
Michael L. Tipsord	Director, Senior Vice President and Treasurer	Vice Chairman and Chief Financial Officer—State Farm Mutual Automobile Insurance Company
Vincent J. Trosino	Director	President, Vice Chairman and Chief Operating Officer—State Farm Mutual Automobile Insurance Company
John J. Killian	Director	Financial Vice President —State Farm Mutual Automobile Insurance Company
Jack W. North	Director and Senior Vice President	Senior Executive Vice President—Financial Services, State Farm Mutual Automobile Insurance Company

The address of the Manager’s principal executive officer and its directors is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Description of the Proposed Northern Trust Sub-Advisory Agreement

There is no current sub-advisory agreement that applies to the Index Funds. Under the Proposed Northern Trust Sub-Advisory Agreement, Northern Trust will provide investment advisory services to the Index Funds, which involves Northern Trust’s investing and reinvesting each Fund’s assets at such times and in such securities as Northern Trust believes to be in the best interest of the shareholders of the Index Funds to replicate their respective benchmark indices. The next several paragraphs briefly summarize some important provisions of the Proposed Northern Trust Sub-Advisory Agreement, but for a complete understanding of that agreement, you should read Appendix D.

Services and Obligations

Under the Proposed Northern Trust Sub-Advisory Agreement, Northern Trust is deemed an independent contractor and, except as expressly provided or authorized in that agreement, Northern Trust has no authority to act for or represent the Trust or Manager in any way or be deemed an agent of the Trust or the Manager. Under the Proposed Northern Trust Sub-Advisory Agreement, Northern Trust provides the below-listed services and assumes the following obligations with respect to the Index Funds.

(1) Within the framework of the investment objectives, policies and restrictions of the Index Funds, and subject to the supervision of the Manager, Northern Trust has the sole and exclusive responsibility for the making and execution of all investment decisions for the Index Funds. The investment of the assets of the Index Funds is at all times subject to the applicable provisions of the Trust’s Declaration of Trust and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the Index Funds, and must conform to the investment objectives, policies and restrictions of each Index Fund as set forth in such documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of the assets of the Index Funds, Northern Trust is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Index Funds or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Index Funds consistent with the investment objective and related investment policies of each Index Fund as described above; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with the purchase and sale of securities for the Index Funds, Northern Trust arranges for the transmission to the Manager (or its designee) and the custodian of the Index Funds on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Index Funds. Northern Trust must regularly report to the Board concerning the investment activity and portfolio composition of each Index Fund, including furnishing within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Index Funds as of the end of the quarter.

(4) Northern Trust will, in the name of the Index Funds, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Trust’s registration statement. In connection with the placement of orders for the execution of the Index Funds’ portfolio transactions, Northern Trust must create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the Investment Company Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, Northern Trust selects brokers and dealers for the execution of the Index Funds’ transactions. In selecting brokers or dealers to execute such orders, Northern Trust is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, Northern Trust may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if Northern Trust determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to Northern Trust in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker.

On occasions when Northern Trust deems the purchase or sale of a security to be in the best interest of an Index Fund as well as other customers, Northern Trust may, to the extent permitted by applicable law, aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Northern Trust also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner Northern Trust considers to be the most equitable and consistent with its fiduciary obligations to the Index Funds and to such other clients.

Standard of Care

Under the Proposed Northern Trust Sub-Advisory Agreement, Northern Trust is entitled to rely on information furnished by the Manager that Northern Trust reasonably believes to be accurate and reliable. Northern Trust is not liable for any error of judgment or for any loss suffered by the an Index Fund or its shareholders in connection with the matters to which that agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of Northern Trust in the performance of its obligations and duties under that agreement; or (ii)

Northern Trust’s reckless disregard of its obligations and duties under that agreement. Northern Trust shall not have breached its obligations under the Proposed Northern Trust Sub-Advisory Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

The Index Funds do not directly pay Northern Trust for Northern Trust’s services under the Proposed Northern Trust Sub-Advisory Agreement. Instead, the Manager pays Northern Trust for the services provided pursuant to that agreement. The Manager intends to pay a sub-advisory fee to Northern Trust out of the investment advisory and management services fee it collects from each Index Fund. Under the Proposed Northern Trust Sub-Advisory Agreement, the Manager pays Northern Trust a fee based upon the average daily net assets of each Index Fund. The fee is accrued daily and paid quarterly to Northern Trust by the Manager at the following rates:

On the first $150 million	0.13 % of average daily net assets
Over $150 million	0.10% of average daily net assets

For purposes of calculating the fees payable by the Manager to Northern Trust, other assets managed by Northern Trust for companies associated with the Manager are taken into consideration according to Northern Trust’s fee aggregation and discount policies.

Termination of the amended Advisory Agreement and the Proposed Northern Trust Sub-Advisory Agreement

The amended Advisory Agreement and the Proposed Northern Trust Sub-Advisory Agreement state that each agreement can be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) or by a vote of the Board, on 60 days’ written notice to the other party. Each agreement states that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

Evaluation by the Board

At a meeting held on March 18, 2005, all of the Trustees, including the Independent Trustees, voted unanimously to approve the amendment to the Advisory Agreement and the adoption of the Proposed Northern Trust Sub-Advisory Agreement and to recommend that shareholders of the Index Funds vote to approve those agreements. In connection with that approval and recommendation, the Trustees met with representatives of the Manager and discussed information on Northern Trust and its plans on how it proposes to provide an investment advisory program for the Index Funds.

Approval of the Amended Advisory Agreement

As part of their deliberations relating to the proposed amended Advisory Agreement, the Board considered the current fees charged by the Manager. Those fees contemplate that the assets of the Index Funds will be invested into separate series of the Master Fund, each of which charges its own investment advisory and management service fee. For the Russell 2000 Index Master Portfolio, those fees equal 0.10% of average daily net assets on an annual basis, while the International Index Master Portfolio’s fee equals 0.25 % of average daily net assets on an annual basis. Accordingly, the Board considered that shareholders of the Small Cap Index Fund pay aggregate investment advisory and management service fees of 0.35% on an annual basis whereas shareholders of the International Index Fund currently pay such fees at an aggregate level of 0.50%. Under the proposed amended Advisory Agreement, the Board further considered that shareholders will pay the same effective rate of investment advisory and management service fees as was paid before the Reorganization. Accordingly, the Board concluded that the amendment to the Advisory Agreement was fair and reasonable because shareholders would not pay any additional fees. The Board did not consider any other factors in approving the amended Advisory Agreement because other than the increase in the advisory fees paid to the Manager as discussed above, the Advisory Agreement was not proposed to be changed.

Approval of the Proposed Northern Trust Sub-Advisory Agreement

Prior to the Board meeting, the Manager had sent to Northern Trust a request for information to be provided to the Board in connection with their consideration of the Proposed Northern Trust Sub-Advisory Agreement. Northern Trust provided materials to the Board that included responses to that request, other information Northern Trust and the Manager believed useful in evaluating the Proposed Northern Trust Sub-Advisory Agreement and reports prepared by Lipper Inc. relating to the performance and expenses of the Index Funds. In addition, the Board had received and reviewed a memorandum from the independent legal counsel to the Independent Trustees regarding their responsibilities.

The Board first considered the past performance of Northern Trust in managing small cap and international equity index products. The Manager advised the Board that Northern Trust is the third largest provider of index products in the U.S. and utilizes a proprietary, quantitative model that analyzes liquidity and trading to minimize the impact of trading costs on an index strategy. The Manager further advised the Board that Barclays and Northern Trust are responsible for a large percentage of the total index product market share in the U.S. and that the Manager is comfortable with Northern Trust’s index process, compliance procedures and tracking of the respective indices. The Board also considered the three, five and ten year performance of the NT Small Cap Index Composite as compared to the Russell 2000 Index during those time periods, as well as the annual performance of each since 2001, and the three, five and ten year performance of the NT International Index Composite as compared to the MSCI EAFE Index during those time periods, as well as annual performance for each year since 2001.

The Board next considered the investment performance of other investment funds that are managed by Northern Trust with similar strategies to those of the Index Funds. The Board noted that because Northern Trust is proposed to execute an index strategy, the performance of those other funds differed only because of the internal expense structure of each of those funds, not because of Northern Trust’s services and performance.

After considering all of the above information, the Board concluded that Northern Trust’s experience in providing index product advisory services was satisfactory and that it could provide satisfactory sub-advisory services to the Index Funds, such that the performance of the Index Funds would be substantially in-line with the performance of the respective index that each Index Fund tracks.

The Board next considered the services that Northern Trust proposes to provide to the Index Funds. The Board considered the fact that Northern Trust has agreed to make available detailed analytics on the Index Funds for due diligence review, along with access to investment personnel, as well as provide marketing support in the field for large group audiences of State Farm agents and/or shareholders of the Index Funds. The Board next considered the general reputation, financial resources and business activities of Northern Trust. After considering this information, the Board concluded that Northern Trust had sufficient resources and expertise to capably manage the Index Funds in accordance with their respective indexes.

The Board next considered the costs of the services Northern Trust proposes to provide. The Board first considered that Northern Trust’s proposed fees were lower by almost half from the bids that the Manager had received from other index product providers. The Manager also advised the Board that—similar to Auto Company’s relationship with Capital Guardian—because of the overall relationship between Northern Trust and Auto Company, the overall fees charged by Northern Trust were extremely low. Given that providing investment sub-advice to the Index Funds was almost a commodity business, the Board concluded that Northern Trust’s proposed fees were extremely competitive and would be in the best interests of shareholders.

The Trustees next considered Northern Trust’s legal and compliance infrastructure, including how Northern Trust complies with regulatory requirements and concluded that Northern Trust’s compliance system was sufficiently robust, including particularly related to how it proposes to ensure compliance with the Index Funds’ prospectus limitations and other applicable regulatory requirements.

The Trustees next considered Northern Trust’s practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Fund, and those brokers’ and dealers’ provision of brokerage and research services to Northern Trust. The Trustees also considered Northern Trust’s soft dollar practices. The Trustees concluded that each of those practices appeared to be consistent with regulatory requirements.

The Trustees next considered the lack of any compensation that would be paid by the Index Funds to affiliates of Northern Trust as a result of the new relationship (including not utilizing an affiliated broker/dealer of Northern Trust to execute and Index Fund’s trades), and concluded that the lack of any ancillary, or so-called “fallout” benefits would enable Northern Trust to manage the assets of the Index Funds in a manner that appeared to be free of conflicts of interest.

The Board did not take into account the extent to which economies of scale would be realized as the Index Funds’ asset grow, because the fee that the Index Funds pay is to the Manager. However, the Board noted that the low fee that the Manager was required to pay Northern Trust, including the breakpoints therein, and determined to monitor the overall fees paid by the Index Funds to ensure that those fees remain appropriate. The Board also did not take into account the projected profits of Northern Trust for acting as sub-adviser to the Index Funds, because the proposed relationship had not yet commenced and it would be difficult to project those profits. However, the Board noted that, should shareholders approve the relationship, this issue would be monitored in the future.

In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the amended Advisory Agreement and the Proposed Northern Trust Sub-Advisory Agreement. The Board also voted to recommend that the Fund’s shareholders vote to approve the amended Advisory Agreement and the Proposed Northern Trust Sub-Advisory Agreement.

In the event that the shareholders do not approve the proposed Advisory Agreement and Proposed Northern Trust Sub-Advisory Agreement, the Board will consider what alternatives may then be available, such as discontinuing offering shares of the applicable Fund and redeeming interests of current shareholders in liquidation of such Fund.

Vote Required

Approval of each Sub-Proposal within Proposal 4 requires an affirmative vote of the lesser of (i) 67% or more of the Small Cap Index Fund and International Index Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Small Cap Index Fund and International Index Fund.

Additional Information about Northern Trust

Northern Trust is a wholly-owned subsidiary of Northern Trust Company. The address of Northern Trust Company is 50 South LaSalle Street; Chicago, Illinois 60675. Northern Trust’s assets under management as of December 31, 2004, equaled approximately $571.9 billion.

Northern Trust acts as sub-adviser for the following mutual funds having similar investment objectives to the International Index Fund:

Fund Name	Asset Size	Northern Trust’s Rate of Compensation
Scudder Investment EAFE Equity Index Fund	$285 million	$0-100 million—0.09% of average daily net assets $100-500 million—0.0675% of average daily net assets Over $500 million—0.03% of average daily net assets
Scudder Investment VIT EAFE Equity Index Fund	$242.5 million	$0-100 million—0.09% of average daily net assets $100-500 million—0.0675% of average daily net assets Over $500 million—0.03% of average daily net assets
Northern Institutional Funds—International Equity Index Portfolio	$98 million	0.25% of average daily net assets
Northern International Equity Index Fund	$80 million	0.20% of average daily net assets

Northern Trust acts as sub-adviser for the following mutual fund having a similar investment objective to the Small Cap Index Fund:

Fund Name	Asset Size	Northern Trust’s Rate of Compensation
Scudder Investment VIT—Small Cap Index Fund	$480.5 million	$0-100 million—0.08% of average daily net assets $100-500 million—0.04% of average daily net assets Over $500 million—0.02% of average daily net assets
Northern Institutional Funds Small Company Index Portfolio	$80 million	0.20% of average daily net assets
Northern Small Cap Index Fund	$387 million	0.20% of average daily net assets

In connection with providing investment sub-advisory services to the funds listed above, Northern Trust has not waived or reduced its fees below the amounts specified in Northern Trust’s investment sub-advisory contracts with these parties.

Mr. Terence J. Toth is Northern Trust’s President and is responsible for Northern Trust’s investment business at the corporate level. He received a B.S. degree in Finance from the University of Illinois and an M.B.A. degree from New York University’s Executive Program. He worked in Securities Lending at Northern Trust from 1982-1986, was Managing Director and Head of Securities Lending at Bankers Trust, and rejoined the Northern Trust as a Senior Vice President in June, 1994. He was named an Executive Vice President in 2002 and before becoming President of Northern Trust in January 2004 he was Global Head of Northern Trust’s Quantitative Management, Securities Lending, Transition Management and Commission Recapture.

The following table lists the names, positions and principal occupations of each director of Northern Trust:

Name	Position with Northern Trust	Principal Occupation
Terence J. Toth	Chairman of the Board, President & Chief Executive Officer	Chairman of the Board, President & Chief Executive Officer—Northern Trust
Orie L. Dudley, Jr.	Executive Vice President & Chief Investment Officer	Executive Vice President & Chief Investment Officer— Northern Trust

Name	Position with Northern Trust	Principal Occupation
Lloyd A. Wennlund	Director & Executive Vice President	Director & Executive Vice President—Northern Trust
Kevin J. Rochford	Director & Senior Vice President	Director & Senior Vice President—Northern Trust
Michael A. Vardas	Director	Director and employee—Northern Trust
Frederick H. Waddell	Director	Director and employee— Northern Trust
Barry R. Sagraves	Director & Senior Vice President	Director & Senior Vice President—Northern Trust
Mark C. Gossett	Director, Senior Vice President & Chief Operating Officer	Director, Senior Vice President & Chief Operating Officer—Northern Trust
Perry R. Pero	Director & Vice Chairman	Director & Vice Chairman— Northern Trust

The address of the Northern Trust’s directors and principal executive officers listed above is 50 South LaSalle Street; Chicago, Illinois 60675.

The Board unanimously recommends that shareholders of the Small Cap Index Fund and the International Index Fund vote “FOR” each Sub-Proposal within Proposal 4.

Other Business. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the named proxies the discretionary authority to vote matters in accordance with their best judgment.

Independent Registered Public Accountant for the Trust. Ernst & Young, LLP serves as the independent registered public accountant (“Independent Auditor”) of the Trust. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting. The following information relates to the services Ernst & Young, LLP provided to the Trust during the periods indicated:

Audit Fees

Billed to the Trust for fiscal year ending December 31, 2004: $304,008

Billed to the Trust for fiscal year ending December 31, 2003: $279,650

Audit-Related Fees

Billed to Trust for fiscal year ending December 31, 2004: $0

Billed to Trust for fiscal year ending December 31, 2003: $0

Tax Fees

Billed to the Trust for fiscal year ending December 31, 2004: $48,150

Billed to the Trust for fiscal year ending December 31, 2003: $27,000

The Tax Fees include fees for reviewing the Trust’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the Trust’s status as a regulated investment company under current provisions of the Internal Revenue Code. The Tax Fees also include fees for reviewing the Trust’s tax returns (federal, state, and excise) and advising the Trust on specific tax issues it may encounter as well as on specific tax planning strategies, at the request of the Manager.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004: $ 0

Billed for fiscal year ending December 31, 2003: $23,200

The nature of the services comprising the fees disclosed under this category: The fees for the fiscal year ending December 31, 2003 were paid by the Manager for professional tax services rendered in connection with the following:

— review of minimum distribution calculations of the Trust

— consultation on the review of qualifying dividend calculations of Trust

All Other Fees

Billed to the Trust for fiscal year ending December 31, 2004: $0

Billed to the Trust for fiscal year ending December 31, 2003: $0

The nature of the services comprising the fees disclosed under this category: Not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2004: $0

Billed for fiscal year ending December 31, 2003: $0

The nature of the services comprising the fees disclosed under this category: Not applicable

The Trust’s Committee of Independent Trustees (the “Committee”) serves as the Trust’s audit committee. The Committee has adopted the following pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee will:

1.	Selection of Auditors. Approve and recommend to the Board, the selection, retention or termination of the independent auditors of each Trust, and review the independent auditors’ fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

•	the independent auditors shall report directly to the Committee.

b.	Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in Section II.B.1.C below) to a Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1) Pre-approval of non-audit services for a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to a Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2) Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent auditors shall not perform any of the following non-audit services for any Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible

The percentage of Tax Services provided by the Trust’ Independent Auditors and described above that were rendered to the Trust and approved by the Committee pursuant to the pre-approval procedures set forth above was 0% for the Trust’s fiscal year ending December 31, 2003, and 100% for the fiscal year ended December 31, 2004.

The aggregate non-audit fees billed by the Trust’s Independent Auditors for services rendered to the Trust was:

Fiscal year ending December 31, 2004:$48,150

Fiscal year ending December 31, 2003:$27,000

Aggregate non-audit fees billed by the Trust’s Independent Auditors for services rendered to State Farm Investment Management Corp., the Trust’s investment adviser, (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2004:$0

Fiscal year ending December 31, 2003:$23,200

Aggregate non-audit fees billed by the Trust’s Independent Auditors for services rendered to an entity controlling, controlled by, or under common control with the State Farm Investment Management Corp. and that provides ongoing services to the Trust:

Fiscal year ending December 31, 2004:$0

Fiscal year ending December 31, 2003:$0

Householding of Proxy Statements. Only one copy of this Proxy Statement may be mailed to multiple shareholders with the same address unless contrary instructions have been received. Please contact the Manager by calling 1-800-447-4930 or by writing State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, if you:

•	Do not want the mailing of proxy statements to be combined with those of other members of your household,

•	Need additional copies of this Proxy Statement, or

•	Have received multiple copies of this Proxy Statement and you prefer to only receive one copy of proxy statements in the future.

Other Information. The Trust is an open-end management investment company organized as a business trust under the laws of the state of Delaware on January 8, 2000. Shares of each Fund are sold in a continuous offering through registered representatives of Management Corp.

Voting Requirements. Shareholders may vote on the Proposals. You have the right to cast one vote for each dollar of net asset value represented by your shares. No shares have cumulative voting rights. With respect to Proposal 1 requesting shareholders to elect a Board of Trustees, the eight individuals who receive the most votes will be elected as trustees of the Trust. With respect to Proposals 2-4, the voting requirements for each proposal are discussed in the proposal above.

You may vote your shares in one of three different ways:

•	By Mail. Sign and return the enclosed proxy card.

•	By Telephone. Call toll-free 1-866-241-6192 and follow the recorded directions. Have your 14 digit Control Number from your proxy card nearby.

•	By Internet. Go to https://vote.proxy-direct.com and follow the recorded on-screen directions. Have your 14 digit Control Number from your proxy card nearby.

Do not mail your Proxy Card when you vote by phone or Internet. If you properly vote your proxy and return it on time, your shares will be voted as you instruct, and as the persons named in the proxy determine on any other business that comes before the Meeting. If you properly vote your proxy card, but don’t make any instructions about how your shares should be voted, your shares will be voted FOR each applicable Proposal. You may revoke your proxy at any time before it is voted by filing with the Trust a written notice of revocation, by delivering another properly signed proxy bearing a later date, or by attending the meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Record Date. The Board has fixed the close of business on April 14, 2005, as the record date for determining holders of the Trust’s shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were issued and outstanding 358,376,862 shares of the Trust.

Reports to Shareholders. Each shareholder has received the Trust’s annual report to shareholders for the fiscal year ended December 31, 2004. If you would like another copy of the annual report, please write to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001 or telephone 1-800-447-4930. The report will be sent to you without charge.

Quorum and Adjournment. A quorum of shareholders is required to take action at the Meeting. At least 30 percent of the outstanding shares of the Trust entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting for purposes of voting on Proposal 1. Proposals 2-4 require approval by a majority of the outstanding shares of certain Funds, so these Proposals will require a higher quorum. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but not enough votes in favor of the proposal have been received to approve it, the Manager and other persons attending the Meeting in person may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders. Any adjournment will require the affirmative vote of a majority of shares of the Trust present (in person or by proxy) at the session of the meeting to be adjourned. Except in the case of shareholders who have voted their shares to abstain from voting, the persons named as proxies will vote in favor of adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Trust’s shareholders.

Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. Abstentions have no effect on matters that require a plurality or a majority vote. The treatment and effect of broker non-votes is not applicable because the Trust’s shares are not sold through broker/dealers other than Management Corp.

Costs of the Solicitation. The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Trust. In addition to the use of the mails, proxies may be solicited in person or by telephone, by officers of the Trust, and regular employees and representatives of the Manager or its affiliates, who will not be separately compensated therefore. Alamo Direct Mailing Services, Inc. has been engaged to assist in the solicitation of proxies for estimated fees of $268,986 plus reasonable expenses.

Proposals of Shareholders. Pursuant to Delaware law, the Declaration of Trust and the By-laws of the Trust, the Trust is not required to hold an annual meeting unless the 1940 Act requires a meeting for the election of trustees. Meetings of the shareholders will be held when and as determined necessary by the Board, and in accordance with the 1940 Act. Since the Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Trust within a reasonable time prior to the next annual meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Investment Adviser and Distributor. The Manager serves as the investment adviser and administrator to the Trust. Subject to the supervision of the Board, the Manager is responsible for overseeing the day to day administration, operations and business affairs of the Trust. Management Corp. serves as the distributor to the Trust. The principal office of the Manager and Management Corp. is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager and Management Corp. are wholly-owned subsidiaries of Auto Company.

Please complete, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States.

For the Board of Trustees

Jon Farney

Secretary

Appendix A

State Farm Associates’ Funds Trust

State Farm Variable Product Trust

State Farm Mutual Fund Trust

Charter of the Committee of Independent Trustees

(adopted by the Boards of Trustees on June 13, 2003, amended on September 17, 2004

I.	Organization

This charter has been adopted by the Boards of Trustees of State Farm Associates’ Funds Trust, State Farm Variable Product Trust and State Farm Associates’ Funds Trust (each referred to as a “Trust”). The members of each Committee of Independent Trustees (each a “Committee”) shall be appointed by each respective Board, which shall also designate a chair of each Committee. Each member of a Committee: (i) shall be a member of the Board who is not an “interested person” of that Trust, as defined in the Investment Company Act of 1940; (ii) is free of any relationship with the management of that Trust or with State Farm Investment Management Corp. (“SFIMC”) or any entity with which State Farm Investment Management Corp. has entered into a sub-advisory agreement (each, an “Adviser”), that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) is not a former officer or director of an Adviser or its affiliates; (iv) complies with the independence requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (“SEC”) rules adopted thereunder1; and (v) is not a close family member2 of an employee or officer of an Adviser.

The Board, in its business judgment, shall determine (i) that, based upon each member’s employment history, experience, training, academic background and other relevant factors, each member of the Committee is financially literate such that each member has a general understanding of financial issues and (ii) whether any member is an “audit committee financial expert,” as defined by the SEC. At least one member shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Trusts.

Meetings of any Committee shall be held at such times and places as determined from time to time by that Committee. The chair of a Committee may call meetings of a Committee at any time. A majority of the members of the

[1]	Under the SEC’s rules, members of the Committee are barred from accepting any consulting, advisory or other compensatory fee from an Adviser or any subsidiary thereof, other than in the member's capacity as a member of the Board and any Board committee.
[2]	The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships

Committee shall constitute a quorum for purposes of transacting business at any meeting of the Committee.

II.	Purpose, Function and Responsibilities For Financial Reporting

A.	Purposes

The purposes of the Committee, as it relates to financial reporting for a Trust, are:

1.	to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

2.	to oversee the quality and objectivity of the financial statements of each series of the Trust (each a “Fund”) and the independent audits thereof;

3.	to act as liaison between the Trust’s independent auditors and the full Board; and

4.	preapprove the scope of the audit and non-audit services the Trust’s independent auditors provide to the Trust and the scope of the non-audit services the Trust’s independent auditors provide to SFIMC or its affiliates.

Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls.

B.	Responsibilities

The Committee will:

1.	Selection of Auditors. Approve and recommend to the Board, the selection, retention or termination of the independent auditors of each Trust, and review the independent auditors’ fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

the Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and

the independent auditors shall report directly to the Committee.

b.	Pre-approve any engagement of the independent auditors to provide any services (other than the prohibited non-audit services specified in Section II.B.1.C below) to a Trust, or to

SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to a Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to a Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent auditors during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent auditors shall not perform any of the following non-audit services for any Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

2.	Scope of Audit. Meet with the independent auditors and management of the Trusts to review the scope of the proposed audit for the current year and the audit procedures to be performed. Review any significant changes to the scope of the annual audit or any special audit as previously approved by the Committee.

3.	Meeting with the Independent Auditors. Meet with the independent auditors, including private meetings, as necessary to:

a.	Discuss any matter of concern relating to the financial statements of a Fund, including any adjustment to such statements recommended by the independent auditors, or other results of the audits.

b.	Consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto and the competence and adequacy of the internal accounting staff.

c.	Review the independent auditors’ reports describing (i) the Funds’ critical accounting policies and practices used in the audit, (ii) the details of any alternative treatment of financial information within generally accepted accounting principles discussed with management, including the ramifications of the use of such alternative treatment, and the treatment preferred by the independent auditors, and (iii) all material written communications between the independent auditors and management.

d.	Obtain confirmation that nothing has come to the attention of the independent auditors to cause them to believe that any disclosure required to be made in the financial statements has not been made.

e.	Review reports of independent auditors for the Funds’ custodian and transfer agent regarding the internal accounting controls of those service providers.

f.	Discuss any difficulty the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management.

g.	Discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Funds.

4.	Meeting with Management. Meet separately with management of the Trusts, as necessary, to:

a.	Obtain confirmation that all required disclosures in the Trusts’ financial statements have been made.

b.	Obtain confirmation regarding the Trusts’ continued qualification as regulated investment companies under the Internal Revenue Code and their status regarding federal excise taxes.

c.	Discuss management’s assessment of the independent auditors.

d.	Report its activities and make such recommendations as the Committee may consider necessary or appropriate.

e.	Inquire of the Trusts’ chief executive officer and chief financial officer as to the existence of any significant deficiency or material weakness in the design or operation of internal controls over financial reporting, as well as the Trusts’ disclosure controls and procedures, that is reasonably likely to affect adversely the Trusts’ ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or a service provider that has a significant role in the Trusts’ internal controls over financial reporting.

f.	Discuss the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

g.	Discuss (including with any relevant service providers) the semi-annual financial statements at the next committee meeting following their issuance.

h.	Discuss other matters that fall within the purview of the Committee.

5.	Qualifications and Independence of Auditors. Receive and consider the independent auditors’ specific representations as to their independence, organization, experience and material changes in their personnel. Obtain an annual formal written statement from the independent auditors describing:

The independent auditors’ internal quality-controls procedures;

Any material issues raised by the most recent internal quality-controls review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

All relationships between the independent auditors and the Trusts or SFIMC (the description of relationships should include a description of the non-audit services and corresponding fees that were not pre-approved by the committee).

6.	Internal Controls of Custodians. Review with the independent auditors and management of the Trusts the adequacy and effectiveness of internal controls of the Trusts’ custodian(s), including significant comments on such controls by auditors of the custodian(s).

7.	Legal and Regulatory Developments. Review legal and regulatory matters brought to the Committee’s attention that may have a material effect on the financial statements of a Fund, the related compliance policies and programs of a Trust, any inspection or compliance report submitted by a regulator to the Trusts or to an Adviser and any response to such report.

8.	Risk Exposure. Discuss guidelines and policies governing the process by which SFIMC and other relevant service providers assess and manage the Trusts’ exposure to risk, and discuss the Trusts’ most significant financial risk exposures and the steps SFIMC has taken to monitor and control such risks.

9.	Former Employees. Establish policies for hiring employees or former employees of the independent auditors by the Trusts or SFIMC, or any entity in a control relationship with the Trusts or SFIMC.

10.

Additional Authority.    Have the authority to review all violations brought to its attention by the Chief Legal Officer under the Trusts’ Code of Ethics for Principal Executive and Senior Financial Officers and review all waivers sought by a covered officer under such code.

Establish procedures for the receipt, retention and treatment of complaints received by the Trusts or SFIMC regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by any employee of the Trusts or SFIMC and its affiliates of concerns regarding questionable accounting or auditing matters.

11.	Minutes. Maintain minutes or other records of its meetings and activities and report to the Board as to the results of its meetings and activities and whether it has fulfilled its responsibilities in compliance with this charter.

III.	Purpose, Function and Responsibilities Related to Trust Governance Issues

A.	The function and purpose of the Committee, as it relates to governance, is oversight.

B.	The Committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for Associates’ Funds boards.

C.	In fulfilling its governance objectives the Committee shall:

1.	make recommendations to the Board regarding the composition of the Board and identify, independently evaluate and recommend candidates for election as non-interested trustees – candidates for election as non-interested trustees must be nominated by the non-interested trustees and selected by a vote of a majority of the incumbent non-interested trustees;

2.	make recommendations to the Board at least annually regarding committees of the Board and committee assignments;

3.	oversee the process for orientation of new non-interested trustees and ongoing education of non-interested trustees;

4.	oversee the process for evaluating the functioning of the Board;

5.	make recommendations to the Board regarding the compensation of non-interested trustees; and

6.	monitor the performance of legal counsel to the Trusts and to the non-interested trustees.

IV.	Purpose, Function and Responsibilities Related to Management Contracts

A.	The Committee is responsible for reviewing in the first instance and making recommendations to the Board regarding any investment advisory agreement or subadvisory agreement relating to a Trust, and any other agreement with an Adviser relating to the management, administration or distribution of the Trust or of any Fund, as well as any Rule 12b-1 plan of a Trust and any related agreement.

B.	Review and Negotiation of Investment Advisory and Sub-Advisory Agreements

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed investment advisory or subadvisory agreement with a view to making a recommendation to the Board regarding the approval or continuation of the agreement. In connection with any such review, the Committee shall consider the nature and quality of services provided by the Adviser, the reasonableness of the Adviser’s compensation, the profitability to the Adviser of its relationship with each Fund, any fall-out benefits from that relationship, any economies of scale achieved by the Adviser, the role of the non-interested trustees, and comparative fees and expense ratios and such other factors as the Committee considers relevant.

2.	The Committee shall have authority on behalf of the Trust to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

C.	Review and Negotiation of Distribution Agreements, Rule 12b-1 Plans and Related Agreements

1.	On at least an annual basis and as otherwise necessary or advisable, the Committee shall review, and consider such information as may reasonably be necessary to evaluate the terms of any existing or proposed distribution agreement, Rule 12b-1 plan or related agreement with a view to making a recommendation to the Board regarding the approval or continuation of the agreement or plan.

2.	The Committee shall have authority on behalf of the Trust to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement or plan.

D.	Review and Negotiation of Other Agreements

1.	The Committee shall review, and consider such information as may reasonably be necessary to evaluate, the terms of any other existing or proposed agreement with an Adviser or with an affiliate of such Adviser with a view to making a recommendation to the Board regarding the approval or continuation of the agreement.

2.	The Committee shall have authority on behalf of the Trust to negotiate any changes in any such agreement as it considers appropriate.

3.	After review of all relevant information, the Committee shall make a recommendation to the Board regarding the approval or continuation of any such agreement.

V.	Procedures

The Committee shall:

A.	meet as frequently and at such times as the Committee deems appropriate, but at least twice each year;

B.	review this charter annually and present any recommended changes to the Board;

C.	engage special counsel, other auditors or other consultants, at the Trust’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

D.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis.

Although the Committee has the responsibilities set forth in this charter, it is not the duty of the Committee: (a) to plan or conduct audits; (b) to determine that the financial statements of the Funds are complete, accurate or in accordance with generally accepted accounting principles; (c) to conduct investigations; (d) to resolve disagreements, if any, between management and the independent auditors; nor (e) to assure compliance with laws, regulations or policies of the Trust.

Appendix B

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is made and entered into this 30th day of March 2005 by and among STATE FARM MUTUAL FUND TRUST, a Delaware business trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and CAPITAL GUARDIAN TRUST COMPANY (the “Sub-Adviser”), relates to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission on July 21, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Funds in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Funds in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest the assets of the State Farm Equity Fund, the State Farm Small Cap Equity Fund and the State Farm International Equity Fund, (together, the “Sub-Advised Funds”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for each Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the shareholders of each Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Funds, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Funds or the Adviser except as otherwise imposed by law or by this agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principles, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Funds with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of each Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of each Sub-Advised Fund as contemplated by the investment objectives and strategies of each Sub-Advised Fund as set forth in the Registration Statement and any amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for each Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of each Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Funds;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the shares of each Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and each Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for each Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage each Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Sub-Adviser shall also make decisions for the Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Funds’ portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of each Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of each Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Funds, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Funds and its other clients and that the total commissions paid by each Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Funds or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Trust, are consistent with the applicable then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for Sub-Advised Funds.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1 (a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for the calendar quarter of each Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of the calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this agreement.

(c) During the term of this agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Funds or the Adviser.

3.2 For the quarter and year in which this agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Funds, neither the Sub-Adviser nor any officer,

director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement; or (ii) its reckless disregard of its obligations and duties under this agreement. The Sub-Adviser shall not have breached its obligations under this agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Funds and, with respect to each Sub-Advised Fund, shall be limited to the assets of such Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misconduct, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Adviser has been retained solely to provide the investment advisory and related services described in this agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Funds’ investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Funds are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this agreement or interested persons of any such party to this agreement, or (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the date which it is so approved. As to each Sub-Advised Fund, the agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 This agreement may be amended as to each Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval (unless, in the case of (i), the Trust receives an order of the Commission or “no-action” letter permitting it to modify the agreement without such vote).

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a) if to the Sub-Adviser, to:

Capital Guardian Trust Company

333 South Hope Street, 55th Floor

Los Angeles, California 90071

Facsimile transmission number: (213) 486-9218

Attention: Treasurer

(b) if to the Trust, to:

State Farm Mutual Fund Trust

Three State Farm Plaza

Bloomington Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

(c) if to the Adviser, to:

State Farm Investment Management Corp.

Three State Farm Plaza

Bloomington Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this agreement, the Sub-Adviser represents and warrants that:

(a) it is an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Advisor’s behalf;

9.2 Of the Adviser. By entering into this agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and to enter into this agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as the Adviser of the Trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Advisor’s Form ADV (the “ADV”). The Advisor understands that if it has received the ADV less than 48 hours prior to its entering into this Agreement, the Advisor may terminate the Agreement without penalty within five (5) business days after entering into the Agreement.

9.3 Of the Trust.

(a) it is a Delaware business trust;

(b) it has full power and authority to enter into this agreement, and that the undersigned has full power and authority to execute the agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Capital Guardian Trust Company,” “Capital Guardian,” and any of the other names of the

Sub-Adviser or the Sub-Adviser’s affiliates (including the American Funds Group), and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such names may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This agreement shall be subject to the provisions of the 1940 and the Advisers Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:

Name: Edward B. Rust, Jr.

Title: President

STATE FARM MUTUAL FUND TRUST

By:

Name: Michael L. Tipsord

Title: Senior Vice President and Treasurer

CAPITAL GUARDIAN TRUST COMPANY

By:

Name: Lee K. Yamauchi

Title: Vice President

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Equity Fund:

On the first $25 million	0.55% of average daily net assets
$25 million to $50 million	0.40% of average daily net assets
Over $50 million	0.275% of average daily net assets

Small Cap Equity Fund:

On the first $25 million	0.75% of average daily net assets
$25 million to $50 million	0.60% of average daily net assets
$50 million to $100 million	0.425% of average daily net assets
Over $100 million	0.375% of average daily net assets

International Equity Fund:

On the first $25 million	0.75% of average daily net assets
$25 million to $50 million	0.60% of average daily net assets
$50 million to $250 million	0.425% of average daily net assets
Over $250 million	0.375% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser for companies associated with the Adviser are taken into consideration according to Sub-Adviser fee aggregation and discount policies.

Appendix C

AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT is amended and restated this 30th day of March 2005 by and between STATE FARM MUTUAL FUND TRUST, a Delaware business trust (the “Trust”), and STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (the “SEC”) on July 21, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective, and may establish additional series of Shares in the future (such existing and future series are collectively referred to herein as the “Funds”);

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has filed notification filings under all applicable state securities laws;

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services and management services to each Fund listed on Appendix A, as amended from time to time, in the manner and on the terms and conditions set forth below; and

WHEREAS, the Adviser is willing to provide investment advisory services and management services to each Fund listed on Appendix A, as amended from time to time, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Trust and the Adviser agree as follows:

ARTICLE 1

Employment of Adviser

1.1 The Trust hereby employs the Adviser to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of the Funds listed on Appendix A, and to manage and administer, or arrange for the management and administration of, its affairs to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth.

1.2 The Adviser accepts such employment and agrees during such period at its own expense to render the services, or to arrange for the services to be rendered, and to assume the obligations herein set forth for the compensation herein provided. In connection therewith, the Adviser may retain one or more sub-advisers to render such services and to assume the obligations set forth herein, subject to the provisions of the 1940 Act and the Advisers Act.

1.3 The Adviser shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. Notwithstanding the foregoing, the Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust in buying, selling or otherwise disposing of or managing the Trust’s investments, subject to supervision by the Board.

1.4 The services of the Adviser herein provided are not to be deemed exclusive and the Adviser shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

ARTICLE 2

Duties of Adviser

2.1 Management Services. Subject to the terms of this Agreement and the supervision and control of the Trust’s Board, the Adviser shall provide the following services with respect to the Trust:

(a) Preparation and maintenance of the Trust’s Registration Statement with the SEC;

(b) Preparation and periodic updating of the prospectus and statement of additional information for the Funds (“Prospectus”);

(c) Preparation, filing with appropriate regulatory authorities, and dissemination of various reports for the Funds, including but not limited to semiannual reports to shareholders under Section 30(d) of the 1940 Act, annual and semiannual reports on Form N-SAR, and notices pursuant to Rule 24f-2;

(d) Arrangement for all meetings of shareholders, including the collection of all information required for preparation of proxy statements, the preparation and filing with appropriate regulatory agencies of such proxy statements, the supervision of solicitation of shareholders and shareholder nominees in connection therewith, tabulation (or supervision of the tabulation) of votes, response to all inquiries regarding such meetings from shareholders, the public and the media, and preparation and retention of all minutes and all other records required to be kept in connection with such meetings;

(e) Maintenance and retention of all Trust charter documents and the filing of all documents required to maintain the Trust’s status as a Delaware business trust and as a registered open-end investment company;

(f) Arrangement and preparation and dissemination of all materials for meetings of the Board and committees thereof and preparation and retention of all minutes and other records thereof;

(g) Preparation and filing of the Trust’s Federal, state, and local income tax returns and calculation of any tax required to be paid in connection therewith;

(h) Calculation of all Trust and Fund expenses and arrangement for the payment thereof;

(i) Calculation of and arrangement for payment of all income, capital gain, and other distributions to shareholders of each Fund;

(j) Determination, after consultation with the officers of the Trust, of the jurisdictions in which Shares shall be qualified for sale, or may be sold pursuant to an exemption from such qualification, and preparation and maintenance of the qualification of the Shares for sale under the securities laws of each such jurisdiction;

(k) Provision of the services of persons who may be appointed as officers of the Trust by the Board (it is agreed that some person or persons may be officers of both the Trust and the Adviser, and that the existence of any such dual interest shall not affect the validity of this Agreement except as otherwise provided by specific provision of applicable law);

(l) Preparation and dissemination of the Trust’s and each Fund’s quarterly financial information to the Board and preparation of such other reports relating to the business and affairs of the Trust and each Fund as the officers and Board may from time to time reasonably request;

(m) Administration of the Trust’s Code of Ethics and required reporting to the Board and officer compliance therewith;

(n) Provision of internal legal, accounting, compliance, audit, and risk management services and periodic reporting to the Board with respect to such services;

(o) Negotiation, administration, and oversight of third party services to the Trust including, but not limited to, sub-advisory, custody, tax, disaster recovery, audit, and legal services;

(p) Negotiation and arrangement for insurance desired or required of the Trust and administering all claims thereunder;

(q) Response to all inquiries by regulatory agencies, the press, and the general public concerning the business and affairs of the Trust, including the oversight of all periodic inspections of the operations of the Trust and its agents by regulatory authorities and responses to subpoenas and tax levies;

(r) Handling and resolution of any complaints registered with the Trust by shareholders, regulatory authorities, and the general public;

(s) Monitoring legal, tax, regulatory, and industry developments related to the business affairs of the Trust and communicating such developments to the officers and the Board as they may reasonably request or as the Adviser believes appropriate;

(t) Administration of operating policies of the Trust and recommendation to the officers and the Board of the Trust of modifications to such policies to facilitate the protection of shareholders or market competitiveness of the Trust and Fund and to the extent necessary to comply with new legal or regulatory requirements;

(u) Responding to surveys conducted by third parties and reporting of Fund performance and other portfolio information; and

(v) Filing of claims, class actions involving portfolio securities, and handling administrative matters in connection with the litigation or settlement of such claims.

2.2 Investment Management Services.

(a) The Adviser shall provide the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of each Fund. In this regard, the Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in the Registration Statement;

(ii) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund, including furnishing, within 30 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of each Fund as of the end of the quarter;

(vi) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Fund and the Trust;

(vii) assist in determining each business day the net asset value of the shares of each Fund in accordance with applicable law;

(viii) enter into any advisory or sub-advisory contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of the Adviser’s responsibilities (as specified in such advisory or sub-advisory contract) listed above; and

(ix) monitor the performance of any Master Fund portfolio into which a portfolio of the Trust may invest substantially all of its assets.

(b) The Adviser’s services shall be subject always to the control and supervision of the Board, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to each Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust has furnished or will furnish the Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Trust.

(c) The Adviser represents that in performing investment advisory services for each Fund, the Adviser shall make every effort to ensure that each Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board, the Adviser shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.2(a) (iv), the Adviser may place orders for the purchase or sale of portfolio investments for the account of each Fund with brokers or dealers selected by it and, to that end, the Adviser is authorized as the agent of the Trust to give instructions to the custodian(s) of the Trust as to deliveries of securities and payments of cash for the account of each Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Funds, the Adviser is directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines determined by the Board and set forth in the current Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Trust is affiliated.

(e) In addition to seeking the best combination of net price and execution under the circumstances, the Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser. The Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Adviser’s overall responsibilities with respect to each Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Adviser periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(f) Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more Funds of the Trust or by the Trust and other accounts (collectively, “Advisory Clients”) managed by the Adviser, provided that the Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Trust, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise.

ARTICLE 3

Allocation of Charges and Expenses

3.1 Charges and Expenses Allocated to the Adviser. The Adviser shall provide all executive, administrative, clerical and other personnel necessary to operate the Trust and shall pay the salaries and other costs of employing all of these persons. The Adviser shall also furnish the Trust with office space, facilities, and equipment and shall pay the day to day expenses related to the operation and maintenance of such office space, facilities and equipment. All expenses incurred in the organization of the Trust or of any new Funds of the Trust, including legal and accounting expenses and certain costs of registering securities of the Trust under federal securities law and qualifying for sale under state securities laws, shall also be paid by the Adviser. The Adviser shall assume and pay all expenses incurred by it in connection with managing the assets of the Funds.

3.2 Charges and Expenses Allocated to the Trust.

(a) The Trust shall be responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser as described in Section 3.1 above. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs, interest on borrowings by the Trust, charges of the custodians and transfer agent, if any, cost of auditing services, non-interested Trustees’ fees, all taxes and fees, investment advisory fees (other than subadvisory fees), certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, preparing, printing and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends and capital gains distributions, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

(b) The Trust shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

ARTICLE 4

Compensation of the Adviser

4.1 (a) For the services to be rendered, the facilities to be furnished and the payments to be made by the Adviser, as provided herein, the Trust shall pay to the Adviser for each of the Trust’s fiscal quarters, and within three business days after the end each such quarter, a fee based upon the average daily net assets of each Fund for the quarter, as determined pursuant to the Trust’s Registration Statement and Declaration of Trust, at the annual rates set forth below:

Fund	Rate of Fee for Advisory and Management Services
Equity Fund	0.60% of average daily net assets
Small Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
S&P 500 Index Fund	0.15% of average daily net asset
Small Cap Index Fund	0.35% of average daily net assets
International Index Fund	0.50% of average daily net assets
Equity and Bond Fund	None
Bond Fund	0.10% of average daily net assets
Tax Advantaged Bond Fund	0.10% of average daily net assets
Money Market Fund	0.10% of average daily net assets
LifePath Income Fund	0.35% of average daily net assets
LifePath 2010 Fund	0.35% of average daily net assets
LifePath 2020 Fund	0.35% of average daily net assets
LifePath 2030 Fund	0.35% of average daily net assets
LifePath 2040 Fund	0.35% of average daily net assets

(b) The Adviser acknowledges that it has agreed not to be paid an investment advisory fee for performing its services for the Equity and Bond Fund.

(c) The Adviser shall reimburse all operating expenses incurred by the Equity and Bond Fund. The Adviser shall reimburse a Fund, other than the Equity and Bond Fund, if, and to the extent, the total net operating expenses of the Fund exceed the following percentages of the average daily net assets, as determined pursuant to the Trust’s Registration Statement and Declaration of Trust. For purposes of this expense reimbursement arrangement and so long as such Fund shall invest its assets in a series of Master Investment Portfolio, total net operating expenses for the S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, and LifePath 2040 Fund shall include the management fees, co-administration fees, and other operating expenses imposed upon interestholders in the Master Investment Portfolios in which such funds invest:

Fund	Expense Reimbursement Threshold
	Class A	Class B	Institutional
Equity Fund	1.20%	1.60%	0.70%
Small Cap Equity Fund	1.40%	1.80%	0.90%
International Equity Fund	1.50%	1.90%	1.00%
S&P 500 Index Fund	0.80%	1.20%	0.30%
Small Cap Index Fund	0.95%	1.35%	0.45%
International Index Fund	1.15%	1.55%	0.65%
Equity and Bond Fund	None	None	None
Bond Fund	0.70%	1.10%	0.20%
Tax Advantaged Bond Fund	0.70%	1.10%	0.20%
Money Market Fund	0.60%	1.00%	0.20%
LifePath Income Fund	1.30%	1.70%	0.80%
LifePath 2010 Fund	1.30%	1.70%	0.80%
LifePath 2020 Fund	1.30%	1.70%	0.80%
LifePath 2030 Fund	1.30%	1.70%	0.80%
LifePath 2040 Fund	1.30%	1.70%	0.80%

This reimbursement arrangement is voluntary and may be eliminated by the Adviser at any time.

4.2 For the quarter and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

4.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

4.4 In connection with purchases or sales of portfolio securities for the account of the Trust, neither the Adviser nor any officer, director, shareholder or other affiliate of the Adviser nor any officer, trustee, shareholder or other affiliate of the Trust shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

4.5 The Adviser agrees that in all matters relating to the management of the investment of the assets of the Trust, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect.

ARTICLE 5

Limitations of Liability

5.1 Limitation of Liability of Adviser. The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this agreement; provided, that the Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.2(c) of this agreement.

5.2 Limitation of Liability of Trust. The Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Funds, and with respect to each Fund shall be limited to the assets of such Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, employee or agent of the Trust.

ARTICLE 6

Books and Records

6.1 The Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to applicable law.

6.2 The Adviser agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Adviser which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Adviser.

6.3 The Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 7

Duration and Termination of this Agreement

7.1 Effective Date and Term. As to each Fund, this agreement shall not become effective unless and until the later of the time at which it is approved by the Trust’s Board, including a majority of trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of such Fund’s outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund. As to each Fund, the agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Fund at least annually by: (i) the Board, or by the vote of a majority of the Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.2 Termination.

(a) As to each Fund, this agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party.

(b) This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

(c) This agreement shall automatically terminate in the event of its assignment.

(d) The Trust agrees that upon the termination of this agreement at any time or for any reason it shall, when so requested by State Farm Mutual Automobile Insurance Company or the Adviser, eliminate all reference to the name “State Farm” from its corporate name and thereafter refrain from using the name “State Farm” in connection with its business or activities in any form or combination whatsoever.

ARTICLE 8

Amendments to this Agreement

8.1 This agreement may be amended as to each Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Fund’s outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 9

Notices

9.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

State Farm Mutual Fund Trust

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: Susan D. Waring

If to the Adviser:

State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

Attn: David R. Grimes

ARTICLE 10

Miscellaneous Provisions

10.1 Other Relationships. It is understood that the officers, directors, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser may be interested in the Trust otherwise than as a shareholder.

10.2 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to Shares of a Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of a Fund or the Trust, as appropriate.

10.3 Applicable Law.

(a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Delaware without regard to conflicts of law principles or precedents.

(b) This agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.4 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8 Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9 Privacy. The Adviser shall not disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P), except as necessary to carry out the purposes for which the Trust disclosed such information to the Adviser, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business to carry out those purposes.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:	/S/ EDWARD B. RUST, JR.
Name:	Edward B. Rust, Jr.
Title:	President

STATE FARM MUTUAL FUND TRUST

By:	/S/ MICHAEL L. TIPSORD
Name:	Michael L. Tipsord
Title:	Senior Vice President and Treasurer

APPENDIX A

State Farm Equity Fund

State Farm Small Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath Income Fund

State Farm LifePath 2010 Fund

State Farm LifePath 2020 Fund

State Farm LifePath 2030 Fund

State Farm LifePath 2040 Fund

Appendix D

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into this [    ] day of April, 2005, by and among STATE FARM MUTUAL TRUST, a Delaware business trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and NORTHERN TRUST INVESTMENTS, N.A. (the “Sub-Adviser”), relates to investment management services to be provided by the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission on July 21, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Funds in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Funds in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest the assets of the State Farm Small Cap Index Fund and the State Farm International Index Fund, (together, the “Sub-Advised Funds”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for each Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the shareholders of each Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Funds, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Funds or the Adviser except as otherwise imposed by law or by this agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principles, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Funds with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of each Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of each Sub-Advised Fund as is contemplated by the investment objectives and strategies of each Sub-Advised Fund as set forth in the Registration Statement and any amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for each Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of each Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Funds;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the shares of each Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and each Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for each Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage each Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Sub-Adviser shall also make decisions for the Sub-Advised Funds as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Funds’ portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked. In the event of any inconsistency between such notice and the Registration Statement for a Sub-Advised Fund, the notice shall control.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of each Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of each Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Funds, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Funds and its other clients and that the total commissions paid by each Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Funds or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Trust, are consistent with the applicable then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for Sub-Advised Funds.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1 (a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for the calendar quarter of each Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of the calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this agreement.

(c) Except as specified in Section 2.1(e), during the term of this agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Funds or the Adviser.

3.2 For the quarter and year in which this agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Funds, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders, or the Adviser in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this agreement; or (ii) its reckless disregard of its obligations and duties under this agreement. The Sub-Adviser shall not have breached its obligations under this agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Funds and, with respect to each Sub-Advised Fund, shall be limited to the assets of such Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misconduct, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Adviser has been retained solely to provide the investment advisory and related services described in this agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

4.4. Limitation of Liability—Adviser, Trust and Sub-Adviser. Except for the provisions of the indemnification clauses in Section 4.3 of this Agreement, anything in this Agreement notwithstanding, under no circumstances whatsoever shall any party to this Agreement be liable to another party to this Agreement for any special, consequential, indirect or incidental damages of any kind whatsoever. Except for the provisions of Section 4.3 of this Agreement and the Adviser’s obligation to make payments to the Sub-Adviser pursuant to Section 3.1(a), in no event whatsoever shall a party’s total liability to another party to this Agreement for any other reason whatsoever exceed in the aggregate the sum of twenty-five thousand dollars ($25,000).

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Funds’ investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Funds are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request; provided, however, that the Sub-Adviser may retain copies thereof.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement or as otherwise authorized by the Trust or the Adviser or as required by law, and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this agreement or interested persons of any such party to this agreement, or (ii) it is approved by each Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the date which it is so approved. As to each Sub-Advised Fund, the agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 This agreement may be amended as to each Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval (unless, in the case of (i), the Trust receives an order of the Commission or “no-action” letter permitting it to modify the agreement without such vote).

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a) if to the Sub-Adviser, to:

Northern Trust Investments, N.A.

50 South La Salle Street

Chicago, Illinois 60675

Attn: Jim Aitcheson, Vice President

(b) if to the Trust, to:

State Farm Mutual Fund Trust

Three State Farm Plaza

Bloomington Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

(c) if to the Adviser, to:

State Farm Investment Management Corp.

Three State Farm Plaza

Bloomington Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this agreement, the Sub-Adviser represents and warrants that:

(a) it is a federally registered investment adviser;

(b) it has full power and authority to enter into this agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Advisor’s behalf;

9.2 Of the Adviser. By entering into this agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation and a federally registered investment adviser;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and to enter into this agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as the Adviser of the Trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

9.3 Of the Trust.

(a) it is a Delaware business trust;

(b) it has full power and authority to enter into this agreement, and that the undersigned has full power and authority to execute the agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Northern Trust Company,” “Northern Trust,” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such names may be used in the Registration Statement then currently in effect to identify the Sub-Adviser’s services pursuant to this Agreement without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This agreement shall be subject to the provisions of the 1940 and the Advisers Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:
Name: Edward B. Rust, Jr. Title: President

STATE FARM MUTUAL FUND TRUST

By:
Name: Michael L. Tipsord Title: Senior Vice President and Treasurer

NORTHERN TRUST INVESTMENTS, N.A.

By:
Name: James Aitcheson Title: Vice President

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

State Farm Small Cap Index Fund:

On the first $150 million	0.13% of average daily net assets
Over $150 million	0.10% of average daily net assets

State Farm International Index Fund:

On the first $150 million	0.13% of average daily net assets
Over $150 million	0.10% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser for companies associated with the Adviser are taken into consideration according to Sub-Adviser fee aggregation and discount policies.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous—24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

PROXY	STATE FARM MUTUAL FUND TRUST PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2005	PROXY

The undersigned hereby appoints Edward B. Rust, Jr. and Michael L. Tipsord, and each of them with full powers of substitution, Proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of State Farm Mutual Fund Trust to be held on June 17, 2005, or any adjournment or adjournments thereof as indicated on the reverse side.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR each applicable proposal set forth on this Proxy, and in the discretion of the Proxies in accordance with their best judgment on any other business that may properly come before the meeting.

Vote via the Internet: https://vote.proxy-direct.com

Vote via the Telephone: 1-866-241-6192

Control Number:

Date:                 , 2005

Signature(s)
NOTE: Please sign exactly as your name(s) appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

Portfolio	Number of Shares
Equity Fund	XXXX
Small Cap Equity Fund	XXXX
International Equity Fund	XXXX
S&P 500 Index Fund	XXXX
Small Cap Index Fund	XXXX
International Index Fund	XXXX
Equity and Bond Fund	XXXX
Bond Fund	XXXX
Tax Advantaged Bond Fund	XXXX
Money Market Fund	XXXX
LifePath Income Fund	XXXX
LifePath 2010 Fund	XXXX
LifePath 2020 Fund	XXXX
LifePath 2030 Fund	XXXX
LifePath 2040 Fund	XXXX

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. IF NO SPECIFICATION IS MADE AS TO ANY APPLICABLE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please vote by filling in the appropriate box below. If you do not mark any boxes, your Proxy will be voted FOR the proposal set forth below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE

To vote your shares FOR the applicable Proposals, mark this box ☐. (No other vote is necessary.)

Proposal 1: Elect new Board of Trustees
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01	Edward B. Rust, Jr.	☐	☐	☐
02	Michael L. Tipsord
03	Thomas M. Mengler
04	James A. Shirk
05	Donald A. Altorfer
06	Victor J. Boschini
07	David L. Vance
08	Alan R. Latshaw

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

Proposal 2: Approve manager of managers structure for the Fund:

	For	Against	Abstain

Equity Fund	☐	☐	☐
Small Cap Equity Fund	☐	☐	☐
International Equity Fund	☐	☐	☐
S&P 500® Index Fund	☐	☐	☐
Small Cap Index Fund	☐	☐	☐
International Index Fund	☐	☐	☐
Bond Fund	☐	☐	☐
Tax Advantaged Bond Fund	☐	☐	☐
Money Market Fund	☐	☐	☐
LifePath Income Fund	☐	☐	☐
LifePath 2010 Fund	☐	☐	☐
LifePath 2020 Fund	☐	☐	☐
LifePath 2030 Fund	☐	☐	☐
LifePath 2040 Fund	☐	☐	☐

Proposal 3: Approve an Amendment to the Sub-Advisory Agreement with Capital Guardian Appointing Capital Guardian as Sub-Adviser to the Equity Fund

	For	Against	Abstain
	☐	☐	☐

Sub-Proposal 4(a): Approve an Amendment to the Advisory Agreement with the Manager increasing the Investment Advisory and Management Service Fee Payable by the Fund

	For	Against	Abstain

Small Cap Index Fund	☐	☐	☐
International Index Fund	☐	☐	☐

Sub-Proposal 4(b): Approve a Sub-Advisory Agreement with Northern Trust Investments, N.A. Appointing Northern Trust Investments, N.A. as Sub-Adviser to the Fund

	For	Against	Abstain

Small Cap Index Fund	☐	☐	☐
International Index Fund	☐	☐	☐

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE